SEC File Nos. 2-10811
                                                            811-116

              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM N-1A
                    Registration Statement
                            Under
                   the Securities Act of 1933

                  Post-Effective Amendment No. 99
                             and
                    Registration Statement
                            Under
                The Investment Company Act of 1940
                     Amendment No. 23

                 THE INVESTMENT COMPANY OF AMERICA
        (Exact Name of Registrant as specified in charter)
                      333 South Hope Street
                   Los Angeles, California 90071
              (Address of principal executive offices)
         Registrant's telephone number, including area code:
                          (213) 486-9200

                         Vincent P. Corti
              Capital Research and Management Company
                      333 South Hope Street
                 Los Angeles, California 90071
              (name and address of agent for service)


                            Copies to:
                       JOHN B. POWER, ESQ.
                       O'Melveny & Myers
                     400 South Hope Street
                 Los Angeles, California  90071
                   (Counsel for the Registrant)

          The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
      On February 23, 1996 it filed its 24f-2 notice for fiscal 1995.

              Approximate date of proposed public offering:
   It is proposed that this filing become effective on February 28, 1996, pursuant to paragraph (b) of rule 485.


                    THE INVESTMENT COMPANY OF AMERICA
                          CROSS REFERENCE SHEET

ITEM NUMBER OF                             CAPTIONS IN PROSPECTUS (PART "A")
PART "A" OF FORM N-1A

1.    Cover Page                           Cover Page

2.    Synopsis                             Summary of Expenses

3.    Condensed Financial Information      Financial  Highlights; Investment Results

4.    General Description of Registrant    Company Organization and Management;
                                           Investment Objectives and Policies;
                                           Investment Techniques

5.    Management of the Fund               Financial Highlights; Company Organization and Management;
                                           Investment Techniques

6.    Capital Stock and Other Securities   Investment Objectives and Policies; Investment Techniques;
                                           Company Organization and Management;
                                           Dividends, Distributions and Taxes

7.    Purchase of Securities Being Offered Purchasing Shares; Company Organization and Management; Shareholder
                                           Services

8.    Redemption or Repurchase             Redeeming Shares

9.    Legal Proceedings                    N/A



ITEM NUMBER OF                             CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                      ADDITIONAL INFORMATION (PART "B")

10.   Cover Page                           Cover

11.   Table of Contents                    Table of Contents

12.   General Information and History      Company Organization and Management (Part "A")

13    Investment Objectives and Policies   Investment Policies; Description of Certain Securities;
                                           Investment Restrictions.

14.   Management of the Registrant         Company Directors and Officers; Management

15.   Control Persons and Principal        Company Directors and Officers
      Holders of Securities

16.   Investment Advisory and Other        Management
       Services

17.   Brokerage Allocation and Other       Execution of Portfolio Transactions
       Practices

18.   Capital Stock and Other Securities   None

19.   Purchase, Redemption and Pricing of  Purchase of Shares; Shareholder Account
      Securities Being Offered             Services and Privileges; Redemption of Shares

20.   Tax Status                           Dividends, Distributions and Federal Taxes

21.   Underwriter                          Management -- Principal Underwriter

22.   Calculation of Performance Data      Investment Results

23.   Financial Statements                 Financial Statements



ITEM IN PART "C"

24.   Financial Statements and Exhibits

25.   Persons Controlled by or under Common Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of Investment Adviser

29.   Principal Underwriters

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings

      Signature Page


Prospectus

THE INVESTMENT COMPANY OF AMERICA(R)


AN OPPORTUNITY FOR LONG-TERM
GROWTH OF CAPITAL AND INCOME

   February 28, 1996

[LOGO OF THE AMERICAN FUNDS GROUP(R)]



                       THE INVESTMENT COMPANY OF AMERICA

                             333 South Hope Street
                             Los Angeles, CA 90071


The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund, dated February 28, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   04-010-0296

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                SUMMARY
            OF EXPENSES

Average annual expenses
    paid over a 10-year
        period would be
  approximately $13 per
year, assuming a $1,000
    investment and a 5%
 annual return with the
  maximum sales charge.


This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
  (as a percentage of offering price)..................................5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management fees........................................................ 0.26%
12b-1 expenses......................................................... 0.21%/3/
Other expenses (including audit, legal, shareholder
  services, transfer agent and custodian expenses)..................... 0.13%
Total fund operating expenses.......................................... 0.60%

EXAMPLE                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                          ------ ------- ------- --------
You would pay the following
cumulative expenses on a $1,000
investment, assuming
a 5% annual return./4/             $63     $76     $89     $128


/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

              TABLE OF CONTENTS

Summary of Expenses.............     2
Financial Highlights............     3
Investment Objectives and
 Policies.......................     3
Investment Techniques...........     4
Investment Results..............     7
Dividends, Distributions and
 Taxes..........................     7
Fund Organization
 and Management.................     8
The American Funds
 Shareholder Guide.............. 11-19
 Purchasing Shares..............    11
 Reducing Your Sales
   Charge.......................    14
 Shareholder Services...........    15
 Redeeming Shares...............    17
 Retirement Plans...............    19

            IMPORTANT PHONE
               NUMBERS

        Shareholder Services:
         800/421-0180 ext. 1

           Dealer Services:
         800/421-9900 ext. 11

        American FundsLine(R):
            800/325-3590
        (24-hour information)

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          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose unquali-
                       fied report relating to the most recent five years is
       (For a share    included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional informa-
                       tion.

                                                                                  YEAR ENDED DECEMBER 31
                                           -----------------------------------------------------------------------------------
                                            1995     1994     1993     1992     1991     1990    1989    1988    1987    1986
                                           -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
  Net Asset Value, Beginning of Year..     $ 17.67  $ 18.72  $ 17.89  $ 17.48  $ 14.52  $15.24  $12.94  $12.61  $13.19  $13.51
                                           -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income...............         .52      .51      .54      .49      .51     .57     .61     .51     .46     .45
  Net realized and unrealized gain
   (loss) on investments..............        4.83     (.48)    1.51      .71     3.27    (.48)   3.13    1.14     .23    2.12
                                           -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total from Investment Operations..        5.35      .03     2.05     1.20     3.78     .09    3.74    1.65     .69    2.57
                                           -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   LESS DISTRIBUTIONS:
   Dividends from net investment
    income............................        (.50)    (.48)    (.47)    (.47)    (.44)   (.59)   (.59)   (.56)   (.52)   (.44)
   Distributions from net realized
    gains.............................        (.91)    (.60)    (.75)    (.32)    (.38)   (.22)   (.85)   (.76)   (.75)  (2.45)
                                           -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total Distributions...............       (1.41)   (1.08)   (1.22)    (.79)    (.82)   (.81)  (1.44)  (1.32)  (1.27)  (2.89)
                                           -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Net Asset Value, End of Year......     $ 21.61  $ 17.67  $ 18.72  $ 17.89  $ 17.48  $14.52  $15.24  $12.94  $12.61  $13.19
                                           =======  =======  =======  =======  =======  ======  ======  ======  ======  ======
   Total Return/1/....................       30.63%     .16%   11.62%    6.99%   26.54%    .68%  29.41%  13.34%   5.44%  21.74%
  RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year
    (in millions).....................     $25,678  $19,280  $19,005  $15,428  $10,526  $5,923  $5,376  $4,119  $3,889  $3,730
   Ratios of Expenses to Average Net
    Assets............................         .60%     .60%     .59%     .58%     .59%    .55%    .52%    .48%    .42%    .41%
   Ratio of Net Income to Average Net
    Assets............................        2.70%    2.83%    3.03%    3.06%    3.29%   3.95%   4.11%   3.78%   3.14%   3.47%
   Portfolio Turnover Rate
     --common stocks..................       20.91%   17.94%   19.57%    7.23%    5.79%   7.48%  14.47%  10.39%  10.76%  10.80%
     --investment securities..........       20.37%   31.08%   17.57%    9.73%    6.21%  10.94%  18.22%  16.41%  11.47%  10.31%

 --------
 /1/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

         INVESTMENT    The fund's investment objectives are long-term growth
         OBJECTIVES    of capital and income. The fund strives to accomplish
       AND POLICIES    these objectives through constant supervision, careful
                       selection and broad diversification. In the selection
   The fund aims to    of securities for investment, the possibilities of
   provide you with    appreciation and potential dividends are given more
   long-term growth    weight than current yield. The fund ordinarily invests
     of capital and    principally in common stocks. However, assets may also
            income.    be held in securities convertible into common stocks,
                       straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management
                       Company), cash or cash equivalents, U.S. Government securities, or nonconvertible

--------------------------------------------------------------------------------

                      preferred stocks. (See the statement of additional information for a description of cash equivalents.)

                      Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. (See "Investment Techniques--Investing in Various Countries.")

                      The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of Capital Research and Management Company.

                      The fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                      ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

         INVESTMENT   RISKS OF INVESTING Because the fund invests in stocks,
         TECHNIQUES   it is subject to market risks including, for example,
                      the possibility that stock prices in general may decline
       Investing in   over short or even extended periods. The fund may also
    stocks involves   invest in fixed-income securities, including bonds,
     certain risks.   which have market values which tend to vary inversely
                      with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa.
                      Although under normal market conditions longer term se-curities yield more than shorter term securities of sim-ilar quality, they are subject to greater price fluctua-tions. These fluctuations in the value of the invest-ments will be reflected in the fund's net asset value per share.

                      INVESTING IN VARIOUS COUNTRIES Generally, the fund will invest no more than approximately 10% of its assets in securities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. Of course, investing internationally involves special risks caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and occasional administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                      However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

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                       Additional costs could be incurred in connection with
                       the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. The fund may enter into currency exchange contracts for the purpose of fixing the dollar cost or proceeds for a transaction. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

-----------------------------------------------------------------------------------------------------------------------------
                                                          YEARS OF EXPERIENCE                    YEARS OF EXPERIENCE
                                                             AS PORTFOLIO                    AS INVESTMENT PROFESSIONAL
                                                            COUNSELOR (AND                          (APPROXIMATE)
                                                                RESEARCH
                                                             PROFESSIONAL IF             WITH CAPITAL
     PORTFOLIO                                               APPLICABLE) FOR             RESEARCH AND
COUNSELORS FOR THE                                           THE INVESTMENT                MANAGEMENT
INVESTMENT COMPANY                                         COMPANY OF AMERICA            COMPANY OR ITS           TOTAL
    OF AMERICA             PRIMARY TITLE(S)                   (APPROXIMATE)                AFFILIATES             YEARS
-----------------------------------------------------------------------------------------------------------------------------
Jon B. Lovelace, Jr.   Chairman of the Board of         38 years (plus 5 years as a           44 years            44 years
                       the Fund. Vice Chairman of       research professional prior
                       the Board of Directors and       to becoming a portfolio
                       Chairman of the Executive        counselor for the fund)
                       Committee, Capital Research
                       and Management Company
-----------------------------------------------------------------------------------------------------------------------------
William C. Newton      President and Director of        34 years                              37 years            43 years
                       the Fund. Senior Partner,
                       The Capital Group Partners
                       L.P.*
-----------------------------------------------------------------------------------------------------------------------------
William R. Grimsley    Senior Vice President of         24 years                              26 years            33 years
                       the Fund. Senior Vice
                       President and Director,
                       Capital Research and
                       Management Company
-----------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan   Senior Vice President of         5 years (plus 13 years as an          31 years            31 years
                       the Fund. Chairman of the        investment professional prior
                       Board and Principal              to becoming a portfolio counselor
                       Executive Officer, Capital       for the fund)
                       Research and Management
                       Company
-----------------------------------------------------------------------------------------------------------------------------
Gregg E. Ireland       Vice President of the Fund.      4 years (plus 10 years as a           23 years            23 years
                       Vice President, Capital          research professional prior
                       Research and Management          to becoming a portfolio counselor
                       Company                          for the fund)
-----------------------------------------------------------------------------------------------------------------------------
James B. Lovelace      Vice President of the Fund.      4 years (plus 4 years as a           14 years            14 years
                       Vice President, Capital          research professional prior
                       Research and Management          to becoming a portfolio counselor
                       Company                          for the fund)
-----------------------------------------------------------------------------------------------------------------------------
Donald D. O'Neal       Vice President of the Fund.      4 years (plus 4 years as a            11 years            11 years
                       Vice President, Capital          research professional prior
                       Research and Management          to becoming a portfolio counselor
                       Company                          for the fund)
-----------------------------------------------------------------------------------------------------------------------------
Dina N. Perry          Vice President, Capital          2 years (plus 2 years as a             4 years            29 years
                       Research and Management          research professional prior
                       Company                          to becoming a portfolio counselor
                                                        for the fund)
-----------------------------------------------------------------------------------------------------------------------------
* Company affiliated with Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------

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 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
 return of 13.09% a    tal return, yield and/or distribution rate basis for
 year (assuming the    various periods, with or without sales charges. Results
      maximum sales    calculated without a sales charge will be higher. Total
   charge was paid)    returns assume the reinvestment of all dividends and
  over its lifetime    capital gain distributions.
   (January 1, 1934
   through December    The fund's yield and the average annual total returns
         31, 1995).    are calculated in accordance with Securities and
                       Exchange Commission rules which require that the maximum sales charge be reflected. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's SEC yield was 2.34% and the distribution rate was 2.10% at maximum offering price. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and average annual total returns over the past five- and ten-year periods, as of December 31, 1995, were 23.10%, 13.25%, and 13.45%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
  DISTRIBUTIONS AND    in March, June, September and December. Capital gains,
              TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    FEDERAL TAXES The fund intends to operate as a
      September and    "regulated investment company" under the Internal
          December.    Revenue Code. In any fiscal year in which the fund so
                       qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE

-------------------------------------------------------------------------------

                       SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's investment income.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax ad-viser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1933. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid cer-
     American Funds    tain fees for services rendered to the fund as de-
    Group, which is    scribed in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. All shareholders have one vote per share owned
         investment    and, at the request of the holders of at least 10% of
          advisers.    the shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.39% on the first $1.0 billion of the fund's net assets, plus 0.336% on net assets over $1.0 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3.0 billion to $5.0 billion, plus 0.258%

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                       on net assets over $5 billion to $8 billion, plus
                       0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.235% on net assets over $21 billion to $34 billion, plus 0.231% on net assets in excess of $34 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's secretary upon request.


                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by

--------------------------------------------------------------------------------

                      the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). (See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.)

                      TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $19,172,000 for the year ended December 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.


                            AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                       SERVICE
                        AREA          ADDRESS                AREAS SERVED
                      ---------------------------------------------------------
                       WEST      P.O. Box 2205           AK, AZ, CA, HI, ID,
                                 Brea, CA 92622-2205     MT, NV, OR, UT, WA
                                 Fax: 714/671-7080       and outside the U.S.
                      ---------------------------------------------------------
                       CENTRAL-  P.O. Box 659522         AR, CO, IA, KS, LA,
                       WEST      San Antonio,            MN, MO, ND, NE, NM,
                                 TX 78265-9522           OK, SD, TX and WY
                                 Fax: 210/530-4050
                      ---------------------------------------------------------
                       CENTRAL-  P.O. Box 6007           AL, IL, IN, KY, MI,
                       EAST      Indianapolis,           MS, OH, TN and WI
                                 IN 46206-6007
                                 Fax: 317/735-6620
                      ---------------------------------------------------------
                       EAST      P.O. Box 2280           CT, DE, FL, GA, MA,
                                 Norfolk, VA 23501-2280  MD, ME, NC, NH, NJ,
                                 Fax: 804/670-4773       NY, PA, RI, SC, VA,
                                                         VT, WV and Washington,
                                                         D.C.
                      ---------------------------------------------------------
                        ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 FOR SERVICE.


                                               [LOGO]

                      ---------------------------------------------------------
                      West (light grey); Central-West (white); Central-East (dark grey), East (orange)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE


                      ---------------------------------------------------------
  PURCHASING SHARES    METHOD       INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------

    Your investment                 See "Investment      $50 minimum (except
    dealer can help                 Minimums and Fund    where a lower
 you establish your                 Numbers" for         minimum is noted
  account--and help                 initial investment   under "Investment
      you add to it                 minimums.            Minimums and Fund
 whenever you like.                                      Numbers").
                      ---------------------------------------------------------
                       By           Visit any            Mail directly to
                       contacting   investment dealer    your investment
                       your         who is registered    dealer's address
                       investment   in the state where   printed on your
                       dealer       the purchase is      account statement.
                                    made and who has a
                                    sales agreement
                                    with American
                                    Funds Distributors.
                      ---------------------------------------------------------
                       By mail      Make your check      Fill out the account
                                    payable to the       additions form at the
                                    fund and mail to     bottom of a recent
                                    the address          account statement,
                                    indicated on the     make your check
                                    account              payable to the fund,
                                    application.         write your account
                                    Please indicate      number on your check,
                                    an investment        and mail the check
                                    dealer on the        and form in the
                                    account              envelope provided
                                    application.         with your account
                                                         statement.
                      ---------------------------------------------------------
                       By wire      Call 800/421-0180    Your bank should wire
                                    to obtain your       your additional
                                    account number(s),   investments in the
                                    if necessary.        same manner as
                                    Please indicate an   described under
                                    investment dealer    "Initial Investment."
                                    on the account.
                                    Instruct your
                                    bank to wire
                                    funds to:
                                    Wells Fargo Bank
                                    155 Fifth Street
                                    Sixth Floor
                                    San Francisco,
                                    CA 94106
                                    (ABA #121000248)
                                    For credit to the
                                    account of:
                                    American Funds
                                    Service Company
                                    a/c #4600-076178
                                    (fund name)
                                    (your fund acct.
                                    no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                               MINIMUM
                               INITIAL    FUND
  FUND                        INVESTMENT NUMBER
  ----                        ---------- ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R).........        $1,000     02
  American Balanced
   Fund(R)..............           500     11
  American Mutual
   Fund(R)..............           250     03
  Capital Income
   Builder(R)...........         1,000     12
  Capital World Growth
   and Income Fund(SM)..         1,000     33
  EuroPacific Growth
   Fund(R)..............           250     16
  Fundamental
   Investors(SM)........           250     10
  The Growth Fund of
   America(R)...........         1,000     05
  The Income Fund of
   America(R)...........         1,000     06
  The Investment Company
   of America(R)........           250     04
  The New Economy
   Fund(R)..............         1,000     14
  New Perspective
   Fund(R)..............           250     07
  SMALLCAP World
   Fund(SM).............         1,000     35
  Washington Mutual
   Investors Fund(SM)...           250     01
                            MINIMUM
                            INITIAL    FUND
FUND                       INVESTMENT NUMBER
----                       ---------- ------
BOND FUNDS
American High-Income Mu-
 nicipal Bond Fund(SM)..     $1,000     40
American High-Income
 Trust(R)...............      1,000     21
The Bond Fund of
 America(SM)............      1,000     08
Capital World Bond
 Fund(R)................      1,000     31
Intermediate Bond Fund
 of America(R)..........      1,000     23
Limited Term Tax-Exempt
 Bond Fund of
 America(SM)............      1,000     43
The Tax-Exempt Bond Fund
 of America(SM).........      1,000     19
The Tax-Exempt Fund of
 California(R)*.........      1,000     20
The Tax-Exempt Fund of
 Maryland(R)*...........      1,000     24
The Tax-Exempt Fund of
 Virginia(R)*...........      1,000     25
U.S. Government Securi-
 ties Fund(SM)..........      1,000     22
MONEY MARKET FUNDS
The Cash Management
 Trust of America(R)....      2,500     09
The Tax-Exempt Money
 Fund of America(SM)....      2,500     39
The U.S. Treasury Money
 Fund of America(SM)....      2,500     49

 --------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.
                       Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"),
                       personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.
                       --------------------------------------------------------

          REDEEMING    By writing to   Send a letter of instruction
             SHARES    American Funds  specifying the name of the fund, the
                       Service Com-    number of shares or dollar amount to
 You may take money    pany (at the    be sold, your name and account
        out of your    appropriate     number. You should also enclose any
   account whenever    address indi-   share certificates you wish to
        you please.    cated under     redeem. For redemptions over $50,000
                       "Fund Organi-   and for certain redemptions of
                       zation and      $50,000 or less (see below), your
                       Management--    signature must be guaranteed by a
                       Transfer        bank, savings association, credit
                       Agent")         union, or member firm of a domestic
                                       stock exchange or the National
                                       Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       -------------------------------------------------------
                       By contacting   If you redeem shares through your
                       your invest-    investment dealer, you may be charged
                       ment dealer     for this service. SHARES HELD FOR YOU
                                       IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                       You may have    You may use this option, provided the
                       a redemption    account is registered in the name of
                       check sent to   an individual(s), a UGMA/UTMA
                       you by using    custodian, or a non-retirement plan
                       American        trust. These redemptions may not
                       FundsLine(R)    exceed $10,000 per day, per fund
                       or by tele-     account and the check must be made
                       phoning, fax-   payable to the shareholder(s) of
                       ing, or         record and be sent to the address of
                       telegraphing    record provided the address has been
                       American        used with the account for at least 10
                       Funds Service   days. See "Transfer Agent" and
                       Company (sub-   "Exchange Privilege" above for the
                       ject to the     appropriate telephone or fax number.
                       conditions
                       noted in this
                       section and
                       in "Telephone
                       Redemptions
                       and Exchanges"
                       below)
                       --------------------------------------------------------
                       In the case     Upon request (use the account
                       of the money    application for the money market
                       market funds,   funds) you may establish telephone
                       you may have    redemption privileges (which will
                       redemptions     enable you to have a redemption sent
                       wired to your   to your bank account) and/or check
                       bank by         writing privileges. If you request
                       telephoning     check writing privileges, you will be
                       American        provided with checks that you may use
                       Funds Service   to draw against your account. These
                       Company         checks may be made payable to anyone
                       ($1,000 or      you designate and must be signed by
                       more) or by     the authorized number of registered
                       writing a       shareholders exactly as indicated on
                       check ($250     your checking account signature card.
                       or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

PROSPECTUS
for Eligible Retirement Plans

LOGO OF THE INVESTMENT COMPANY OF AMERICA(R)

An opportunity for long-term
growth of capital and income

[LOGO OF THE AMERICAN FUNDS GROUP(R)]



   FEBRUARY 28, 1996

                       THE INVESTMENT COMPANY OF AMERICA

                             333 South Hope Street
                             Los Angeles, CA 90071


The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus relates only to shares of the fund offered without a sales charge through eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund, dated February 28, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   04-010-0296

-------------------------------------------------------------------------------

            SUMMARY    This table is designed to help you understand costs of
        OF EXPENSES    investing in the fund. These are historical expenses;
                       your actual expenses may vary.

     Average annual    SHAREHOLDER TRANSACTION EXPENSES
 expenses paid over    Certain retirement plans may purchase shares of the
   a 10-year period    fund with no sales charge./1/ The fund also has no
           would be    sales charge on reinvested dividends, redemption fees
   approximately $8    or exchange fees.
 per year, assuming
           a $1,000    ANNUAL FUND OPERATING EXPENSES (as a percentage of
   investment and a    average net assets)
   5% annual return
      with no sales
            charge.

              Management fees......................................... 0.26%
              12b-1 expenses.......................................... 0.21%/2/
              Other expenses (including audit, legal, shareholder
               services, transfer agent and custodian expenses)....... 0.13%
              Total company operating expenses........................ 0.60%


              EXAMPLE                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
              -------                          ------ ------- ------- --------
              You would pay the following
              cumulative expenses on a $1,000
              investment, assuming               $6     $19     $33     $75
              a 5% annual return./3/

              /1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under
                  Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares-- Contingent Deferred Sales Charge.")

              /2/ These expenses may not exceed 0.25% of the company's average net assets annually. (See "Fund Organization and Management-- Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

              /3/ Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

            TABLE OF CONTENTS

  Summary of Expenses.......................    2
  Financial Highlights......................    3
  Investment Objectives and Policies........    3
  Investment Techniques.....................    4
  Investment Results........................    7
  Dividends, Distributions and Taxes........    7
  Fund Organization and Management..........    8
  Purchasing Shares.........................    9
  Shareholder Services......................   11
  Redeeming Shares..........................   11

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose unquali-
                       fied report relating to the most recent five years is
       (For a share    included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional informa-
                       tion.

                                                        YEAR ENDED DECEMBER 31
                            -----------------------------------------------------------------------------------
                             1995     1994     1993     1992     1991     1990    1989    1988    1987    1986
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
  Net Asset Value,
   Beginning of Year......  $ 17.67  $ 18.72  $ 17.89  $ 17.48  $ 14.52  $15.24  $12.94  $12.61  $13.19  $13.51
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income...      .52      .51      .54      .49      .51     .57     .61     .51     .46     .45
  Net realized and
   unrealized gain (loss)
   on investments.........     4.83     (.48)    1.51      .71     3.27    (.48)   3.13    1.14     .23    2.12
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total from Investment
     Operations...........     5.35      .03     2.05     1.20     3.78     .09    3.74    1.65     .69    2.57
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   LESS DISTRIBUTIONS:
   Dividends from net in-
    vestment
    income................     (.50)    (.48)    (.47)    (.47)    (.44)   (.59)   (.59)   (.56)   (.52)   (.44)
   Distributions from net
    realized gains........     (.91)    (.60)    (.75)    (.32)    (.38)   (.22)   (.85)   (.76)   (.75)  (2.45)
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total Distributions...    (1.41)   (1.08)   (1.22)    (.79)    (.82)   (.81)  (1.44)  (1.32)  (1.27)  (2.89)
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Net Asset Value, End
     of Year..............  $ 21.61  $ 17.67  $ 18.72  $ 17.89  $ 17.48  $14.52  $15.24  $12.94  $12.61  $13.19
                            =======  =======  =======  =======  =======  ======  ======  ======  ======  ======
   Total Return/1/........    30.63%     .16%   11.62%    6.99%   26.54%    .68%  29.41%  13.34%   5.44%  21.74%
  RATIOS/SUPPLEMENTAL DA-
   TA:
   Net Assets, End of Year
    (in millions).........  $25,678  $19,280  $19,005  $15,428  $10,526  $5,923  $5,376  $4,119  $3,889  $3,730
   Ratios of Expenses to
    Average Net
    Assets................      .60%     .60%     .59%     .58%     .59%    .55%    .52%    .48%    .42%    .41%
   Ratio of Net Income to
    Average Net Assets....     2.70%    2.83%    3.03%    3.06%    3.29%   3.95%   4.11%   3.78%   3.14%   3.47%
   Portfolio Turnover Rate
     --common stocks......    20.91%   17.94%   19.57%    7.23%    5.79%   7.48%  14.47%  10.39%  10.76%  10.80%
     --investment securi-
    ties..................    20.37%   31.08%   17.57%    9.73%    6.21%  10.94%  18.22%  16.41%  11.47%  10.31%

 --------

 /1/ Calculated with no sales charge.

         INVESTMENT    The fund's investment objectives are long-term growth
         OBJECTIVES    of capital and income. The fund strives to accomplish
       AND POLICIES    these objectives through constant supervision, careful
                       selection and broad diversification. In the selection
   The fund aims to    of securities for investment, the possibilities of
   provide you with    appreciation and potential dividends are given more
   long-term growth    weight than current yield. The fund ordinarily invests
     of capital and    principally in common stocks. However, assets may also
            income.    be held in securities convertible into common stocks,
                       straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management
                       Company), cash

-------------------------------------------------------------------------------

                       or cash equivalents, U.S. Government securities, or nonconvertible preferred stocks. (See the statement of additional information for a description of cash equivalents.)

                       Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. (See "Investment Techniques--Investing in Various Countries.")

                       The fund's investments are limited to securities in-cluded on its eligible list, which consists of securi-ties deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the rec-ommendations of Capital Research and Management Compa-ny.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

         INVESTMENT    RISKS OF INVESTING Because the fund invests in stocks,
         TECHNIQUES    it is subject to market risks, including, for example,
                       the possibility that stock prices in general may de-
       Investing in    cline over short or even extended periods. The fund may
    stocks involves    also invest in fixed-income securities, including
     certain risks.    bonds, which have market values which tend to vary in-
                       versely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the investments will be reflected in the fund's net asset value per share.

                       INVESTING IN VARIOUS COUNTRIES Generally, the fund will invest no more than approximately 10% of its assets in securities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. Of course, investing internationally involves special risks caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and occasional administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

-------------------------------------------------------------------------------

                       However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. The fund may enter into currency exchange contracts for the purpose of fixing the dollar cost or proceeds for a transaction. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

---------------------------------------------------------------------------------------------
                                                                      YEARS OF EXPERIENCE
                                                                         AS INVESTMENT
                                                                         PROFESSIONAL
                                                                         (APPROXIMATE)
                                                YEARS OF EXPERIENCE
                                                   AS PORTFOLIO
     PORTFOLIO                                    COUNSELOR (AND
COUNSELORS FOR THE                                   RESEARCH
INVESTMENT COMPANY        PRIMARY TITLE(S)        PROFESSIONAL IF     WITH CAPITAL
    OF AMERICA                                    APPLICABLE) FOR     RESEARCH AND
                                                  THE INVESTMENT       MANAGEMENT
                                                COMPANY OF AMERICA   COMPANY OR ITS  TOTAL
                                                   (APPROXIMATE)       AFFILIATES    YEARS
---------------------------------------------------------------------------------------------
 Jon B. Lovelace,    Chairman of the Board of   38 years (plus 5       44 years      44 years
  Jr.                the Fund. Vice Chairman    years as a research
                     of the Board of Directors  professional prior
                     and Chairman of the        to becoming
                     Executive Committee,       portfolio counselor
                     Capital Research and       for the fund)
                     Management Company

 William C. Newton   President and Director of  34 years               37 years      43 years
                     the Fund. Senior Partner,
                     The Capital Group
                     Partners L.P.*

 William R. Grimsley Senior Vice President of   24 years               26 years      33 years
                     the Fund. Senior Vice
                     President and Director,
                     Capital Research and
                     Management Company

 R. Michael Shanahan Senior Vice President of   5 years (plus 13       31 years      31 years
                     the Fund. Chairman         years as an
                     of the Board and           investment
                     Principal Executive        professional prior
                     Officer, Capital           to becoming a
                     Research and Management    portfolio counselor
                     Company                    for the fund)

 Gregg E. Ireland    Vice President of the      4 years (plus 10       23 years      23 years
                     Fund. Vice President,      years as a research
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 James B. Lovelace   Vice President of the      4 years (plus 4        14 years      14 years
                     Fund. Vice President,      years as a research
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 Donald D. O'Neal    Vice President of the      4 years (plus 4        11 years      11
                     Fund. Vice President,      years as a research                  years
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 Dina N. Perry       Vice President, Capital    2 years (plus 2         4 years      29
                     Research and Management    years as a research                  years
                     Company                    professional prior
                                                to becoming a
                                                portfolio counselor
                                                for the fund)
---------------------------------------------------------------------------------------------
* Company affiliated with Capital Research and Management Company
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
      return (at no    tal return, yield and/or distribution rate basis for
   sales charge) of    various periods, with or without sales charges. Results
 13.20% a year over    calculated without a sales charge will be higher. Total
       its lifetime    returns assume the reinvestment of all dividends and
   (January 1, 1934    capital gain distributions.
   through December
         31, 1995).    The fund's yield and the average annual total returns
                       are calculated with no sales charge in accordance with Securities and Exchange Commission requirements. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's SEC yield was 2.49% and the distribution rate was 2.22% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and average annual total returns over the past five-year and ten-year periods, as of December 31, 1995, were 30.63%, 14.60%, and 14.12%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
  DISTRIBUTIONS AND    in March, June, September and December. Capital gains,
              TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    The terms of your plan will govern how your plan may
      September and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gains distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1933. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid cer-
     American Funds    tain fees for services rendered to the fund as de-
    Group, which is    scribed in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. All shareholders have one vote per share owned
         investment    and, at the request of the holders of at least 10% of
          advisers.    the shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.39% on the first $1.0 billion of the fund's net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.235% on net assets over $21 billion to $34 billion, plus 0.231% on net assets in excess of $34 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided these expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $19,172,000 for the fiscal year ended December 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

        PURCHASING     ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
            SHARES     RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PUR-
                       CHASE SHARES OF THE FUND THROUGH YOUR EMPLOYER'S PLAN
                       OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED,
                       PLEASE CONSULT WITH YOUR EMPLOYER. Shares are

-------------------------------------------------------------------------------

                       sold to eligible retirement plans at the net asset value per share next determined after receipt of an or-der by the fund or American Funds Service Company. Or-ders must be received before the close of regular trad-ing on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addi-tion, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The Ameri-can Funds Group other than the money market funds) may purchase shares at net asset value; however, a contin-gent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a com-mission over a maximum of 13 consecutive months. Cer-tain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for indi-vidual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll de-ductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during cal-endar year 1996, provide additional promotional incen-tives to dealers. Currently these incentives are lim-ited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organi-zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

-------------------------------------------------------------------------------

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on any restrictions in your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING    Subject to any restrictions imposed by your plan, you
             SHARES    can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       By contacting  Your plan administrator/trustee must
                       your plan      send a letter of instruction
                       administrator/ specifying the name of the fund, the
                       trustee        number of shares or dollar amount to
                                      be sold, and, if applicable, your
                                      name and account number. For your
                                      protection, if you redeem more than
                                      $50,000, the signatures of the
                                      registered owners or their legal
                                      representatives must be guaranteed by
                                      a bank, savings association, credit
                                      union, or member firm of a domestic
                                      stock exchange or the National
                                      Association of Securities Dealers,
                                      Inc., that is an eligible guarantor
                                      institution. Your plan
                                      administrator/trustee should verify
                                      with the institution that it is an
                                      eligible guarantor prior to signing.
                                      Additional documentation may be
                                      required to redeem shares from
                                      certain accounts. Notarization by a
                                      Notary Public is not an acceptable
                                      signature guarantee.
                       --------------------------------------------------------
                       By contacting  Shares may also be redeemed through
                       your           an investment dealer; however you or
                       investment     your plan may be charged for this
                       dealer         service. SHARES HELD FOR YOU IN AN
                                      INVESTMENT DEALER'S STREET NAME MUST
                                      BE REDEEMED THROUGH THE DEALER.

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE

-------------------------------------------------------------------------------

                       RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within 12 months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]   This prospectus has been printed on
                                        recycled paper that meets the
                                        guidelines of the United States
                                        Environmental Protection Agency.

                        THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.


12

THE INVESTMENT
COMPANY OF
AMERICA (r)


February 28, 1996

THE INVESTMENT COMPANY OF AMERICA(R)

                                    Profile

 333 South Hope Street                                February 28, 1996
 Los Angeles, CA 90071

1. Goal

The fund strives for long-term growth of capital and income through constant supervision, careful selection and broad diversification.

2. Investment Strategies

The fund's assets are normally invested primarily in common stocks. However, the fund may also hold other types of securities, such as bonds, when appropriate.

3. Risks

Stock and bond prices rise and fall. Stocks are subject to certain market risks. Bonds are subject to credit risk (the possibility that the bond issuer will default on its obligation) and market risk (when interest rates rise, bond prices fall and vice versa). Lower rated bonds are subject to greater price fluctuations and risk of loss than higher rated bonds.
You can lose money by investing in the fund; your investment is not guaranteed. The likelihood of loss is greater if you intend to invest for a shorter period of time.

4. Appropriateness

If you are not a long-term investor seeking growth of capital and income, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.

Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.


 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees          0.26%

12b-1 expenses           0.21%

Other expenses           0.13%

Total fund operating expenses    0.60%




Example

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $63

Three years   76

Five years    89

Ten years    128





6. Past Results

Here are the fund's annual total returns for each of the 10 calendar years:
[CHART]

1986     21.74%

1987      5.44%

1988     13.34%

1989     29.41%

1990       .68%

1991     26.54%

1992      6.99%

1993     11.62%

1994       .16%

1995     30.63%


[END CHART]
Sales charges have not been deducted from results shown above.


The fund's average annual total return* is 13.09% over its lifetime (January 1, 1934 through December 31, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year        23.10%

 Five years      13.25%

 Ten years       13.45%

                30-Day Yield*

                 2.34%




* These results were calculated for periods ended December 31, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser

Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases

The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $250.

9. Redemptions

You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 04 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions

Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in March, June, September and December. Capital gains, if any, are usually distributed in December.

11. Other Services

You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

                       THE INVESTMENT COMPANY OF AMERICA
                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 1996

         This document is not a prospectus but should be read in conjunction with the current Prospectus of The Investment Company of America (the fund or ICA) dated February 28, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                      THE INVESTMENT COMPANY OF AMERICA
                           ATTENTION:  SECRETARY
                           333 SOUTH HOPE STREET
                           LOS ANGELES, CA  90071
                               (213) 486-9200

     The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

TABLE OF CONTENTS



ITEM                                                              PAGE NO.



INVESTMENT POLICIES                                               1

DESCRIPTION OF CERTAIN SECURITIES                                 2

INVESTMENT RESTRICTIONS                                           3

FUND DIRECTORS AND OFFICERS                                       6

ADVISORY BOARD                                                    11

MANAGEMENT                                                        15

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        17

PURCHASE OF SHARES                                                19

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                       22

REDEMPTION OF SHARES                                              22

EXECUTION OF PORTFOLIO TRANSACTIONS                               23

GENERAL INFORMATION                                               23

INVESTMENT RESULTS                                                25

FINANCIAL STATEMENTS                                              33


                              INVESTMENT POLICIES

FIXED-INCOME SECURITIES -- The fund may invest in intermediate- and long-term debt securities. If market interest rates increase, such fixed-income securities generally decline in value and vice versa. If the currency in which the security is denominated declines against the U.S. dollar, the dollar value of the security will decline and vice versa.

                       DESCRIPTION OF CERTAIN SECURITIES

   BOND RATINGS - The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be equivalent by Capital Research and Management Company (the Investment Adviser). The top three rating categories for Standard & Poor's and Moody's are described below:

 STANDARD & POOR'S CORPORATION:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations
(E.G., certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity), (3) savings association and savings bank obligations (e.g., certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

   CURRENCY TRANSACTIONS --The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. The fund purchases or sells currency in connection with settling transactions involving securities denominated in currencies other than the U.S. dollar.


         A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. For example, the fund might sell a currency on a forward basis to hedge an anticipated decline in the currency in which a portfolio security is denominated. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund does not currently intend to enter into such forward currency contracts.

                            INVESTMENT RESTRICTIONS

     The fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a majority vote of its outstanding shares. Such majority is defined within the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or
(ii) more than 50% of the outstanding voting securities.

         These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:
         Which involves promotion or business management by the fund;
In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;

        If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

        If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;

        If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or

        In any security which has not been placed on the fund's Eligible List. (See the Prospectus)

         The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)

        The fund has also adopted other fundamental policies which cannot be changed. These policies require the fund not to:
Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.

        Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

      Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.

     Pledge, encumber or assign all or any part of its property and assets as security for a debt.

     Invest in the securities of other investment companies.

         Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

         Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors without shareholder approval, provide that the fund may not:

     Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgement makes such action seem advisable.

        Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.

     Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.

     Invest in puts, calls, straddles, spreads or any combination thereof.

     Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.

        Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.

                          FUND DIRECTORS AND OFFICERS

                     Directors and Director Compensation
       (with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE       POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION    TOTAL NUMBER

                            REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS        OF FUND

                                          ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL    BOARDS ON
                                          CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND          WHICH
                                                                      COMPENSATION/1/) FROM   MANAGEMENT COMPANY/2/   DIRECTOR

                                                                      THE FUND DURING                          SERVES
                                                                      FISCAL YEAR ENDED
                                                                      12/31/95

Charles H. Black            Director      Private investor and consultant;   $56,050            $102,300              4

525 Alma Real Drive                       KaiserSteel Corporation, former
Pacific Palisades, CA  90272                 Executive Vice President and
Age:  69                                  Director

John F. Bookout             Director      Royal Dutch Petroleum, former   $45,400            $45,400               1
One Shell Plaza                           Supervisory Director; Shell Oil
P.O. Box 2463                             Company, former President and
Houston, TX  77252                        Chief Executive Officer
Age: 73

Ann S. Bowers               Director      Enterprise 2000, Human resources   $52,200            $52,200               1

314 Lytton Avenue, Suite 200                 consultant
Palo Alto, CA  94301
Age:  58

Malcolm R. Currie           Director      Hughes Aircraft Company,    $48,200            $48,200               1
28780 Wagon Road                          Chairman Emeritus
 Agoura, CA 91301
Age:  68

+ Jon B. Lovelace, Jr.      Chairman of the Board and Director   Capital Research and Management   None/3/            None/3/
       4
333 South Hope Street                     Company, Vice Chairman of the
Los Angeles, CA  90071-1443                 Board and Chairman of the
Age:    69                                Executive Committee

John G. McDonald            Director      The IBJ Professor of Finance,   $57,165/4/         $136,300              6
Graduate School of Business                 Graduate School of Business,
Stanford University                       Stanford University
Stanford, CA  94305
Age:  58

Bailey Morris-Eck            Director     Special Advisor, Inter-American Affairs; INTERNATIONAL ECONOMIC INSIGHTS, Editor;
Institute for International Economics, Senior Fellow;  THE INDEPENDENT OF LONDON,   $48,800            $48,800               1

ARA/SCO Room 3250                         Consultant
 U.S. Department of State
 Washington, D.C.  20520
Age:  51

+ William C. Newton         President and Director   The Capital Group Partners, L.P.,   None/3/            None/3/               1

333 South Hope Street                     Senior Partner
Los Angeles, CA  90071-1443
Age:  65

+ James W. Ratzlaff         Executive Vice President and Director   Capital Research and Management   None/3/            None/3/
          8
P.O. Box 7650                             Company, Vice Chairman of the
San Francisco, CA  94120-7650                 Board; American Funds Service

Age:  59                                  Company, Director; The Capital
                                          Group Partners, L.P., Senior Partner


Olin C. Robison             Director      President of the Salzburg Seminar;   $49,500            $72,800               2

The Marble Works                          Middlebury College, Professor and

 2 Maple Street                           former President
Middlebury, VT  05753
Age:  59


# Positions within the organizations may have changed during this period.

+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

   /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. American Variable Insurance Series and the Anchor Pathway Fund are two other funds managed by Capital Research and Management Company that serve as underlying investment vehicles for certain variable insurance contracts.

   /3/ Jon B. Lovelace, Jr., William C. Newton, and James W. Ratzlaff are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

   /4/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: John B. McDonald ($120,289). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

     Each unaffiliated Director is paid a director's fee of $32,000 per annum, plus $2,000 for each Board of Directors meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors and Advisory Board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. All of the officers listed are officers of the Investment Adviser and officers and/or directors/trustees of some of the other mutual funds served by the Investment Adviser. No compensation is paid by the fund to any officer or director who is a director or officer of the Investment Adviser or affiliated companies. As of January 31, 1996 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                    OFFICERS

JON B. LOVELACE, JR., Chairman of the Board

WILLIAM C. NEWTON, President

JAMES W. RATZLAFF, Executive Vice President

   Fund officers whose other positions are not described above are:

WILLIAM R. GRIMSLEY***, Senior Vice President. Capital Research and Management Company, Senior Vice President and Director

R. MICHAEL SHANAHAN*, Senior Vice President. Capital Research and Management Company, Chairman of the Board and Principal Executive Officer

GREGG E. IRELAND****, Vice President. Capital Research and Management Company, Vice President

ANNE M. LLEWELLYN*, Vice President. Capital Research and Management Company, Associate

JAMES B. LOVELACE****, Vice President. Capital Research and Management Company, Vice President

DONALD D. O'NEAL***, Vice President. Capital Research and Management Company, Vice President

   PATRICIA L. VAUGHN*, Vice President. Capital Research and Management Company, Vice President - Investment Management Group.

VINCENT P. CORTI*, Secretary. Capital Research and Management Company, Vice President, Fund Business Management Group

STEVEN N. KEARSLEY**, Treasurer. Capital Research and Management Company,Vice President and Treasurer; American Funds Service Company, Director

JULIE F. WILLIAMS*, Assistant Secretary. Capital Research and Management Company,Vice President, Fund Business Management Group

MARY C. CREMIN**, Assistant Treasurer. Capital Research and Management Company, Senior Vice President, Fund Business Management Group

R. MARCIA GOULD**, Assistant Treasurer. Capital Research and Management Company, Vice President, Fund Business Management Group

# Positions within the organizations may have changed during this period.

   + Considered "interested persons" of the fund as defined in the 1940 Act, on the basis of their affiliation with the Investment Adviser.

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

*** Address is Four Embarcadero Center, Suite 1800, San Francisco, CA 94111

**** Address is 11100 Santa Monica Boulevard, Los Angeles, CA  90025

                                 ADVISORY BOARD

         The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The members of the Advisory Board and their current or former principal occupations are listed on the next page:

                             ADVISORY BOARD MEMBERS

                       Advisory Board Member Compensation
         (with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE       POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION    TOTAL NUMBER

                            REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS        OF FUND

                                          ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL    BOARDS ON
                                          CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND          WHICH
                                                                      COMPENSATION/1/) FROM   MANAGEMENT COMPANY/2/   ADVISORY BOARD
MEMBER
                                                                      THE FUND DURING                          SERVES
                                                                      FISCAL YEAR ENDED
                                                                      12/31/95

Thomas M. Crosby, Jr.       Advisory Board member   Partner, Faegre & Benson    $6,500             $6,500                1

 2200 Norwest Center
 90 South Seventh  Minneapolis, MN

55402
 Age: 57

 Malcolm Fraser             Advisory      Former Prime Minister of Australia   $6,500             $6,500                1

 44th Floor                 Board member
ANZ Tower
55 Collins Street
Melbourne, Victoria 3000
Australia
Age:  65

Allan E. Gotlieb            Advisory Board member   Former Canadian Ambassador to   $7,500             $7,500                1

P.O. Box 85                               the United States
Toronto, Ontario
M5L 1B9
 Canada
Age:  68

William H. Kling            Advisory Board member   Minnesota Public Radio, President;   $7,500             $68,400               5

45 East Seventh Street                    Greenspring Co., President;
St. Paul, MN  55101                       American Public Radio (now Public

Age:  53                                  Radio International), former
                                          President

Robert J. O'Neill           Advisory Board member   Chichele Professor of the History of   $7,500             $39,400
3
St. Mary's Close                          War and Fellow of All Souls
27 Church Green                           College
Witney, OXON
OX8 6AZ
 United Kingdom
Age:   59

Norman R. Weldon            Advisory Board member   Corvita Corporation, President and   $7,500             $31,700               3

8210 N.W. 27th Street                     Director; Cordis Corporation,
Miami, FL  33122                          former President and Director
Age:   61


# Positions within the organizations may have changed during this period.

   /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. American Variable Insurance Series and the Anchor Pathway Fund are two other funds managed by Capital Research and Management Company that serve as underlying investment vehicles for certain variable insurance contracts.

   /3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Advisory Board members is as follows: William H. Kling ($17,592). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned business and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue until April 30, 1997, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

        The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform executive, administrative, clerical and bookkeeping functions of the company; provides suitable office space and utilities; necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including registration and qualification expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the Advisory Board who are not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

         As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.39% on the first $1.0 billion of net assets, plus 0.336% on net assets over $1 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3 billion to $5.0 billion, plus 0.258% on net assets over $5.0 billion to $8.0 billion, plus 0.246% on net assets over $8.0 billion to $13.0 billion, plus 0.24% on net assets over $13.0 billion to $21 billion, plus 0.235% on net assets over $21 billion to $34 billion, plus 0.231% on net assets in excess of $34 billion. The Agreement provides that the Investment Adviser shall pay the fund an amount by which normal operating expenses, with the exception of interest, taxes, brokerage costs, distribution expenses pursuant to the Plan of Distribution, and extraordinary expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the lesser of (i) 1-1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or
(ii) 25% of the gross investment income of the fund. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

         During the years ended December 31, 1995, 1994, and 1993, Investment Adviser's total fees amounted to $58,981,000, $50,698,000, and $47,340,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act (see "Company Organization and Management - Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1995 amounted to $14,773,000 after allowance of $80,935,000 to dealers. During the years ended December 31, 1994 and 1993 the Principal Underwriter retained $13,495,000 and $21,580,000, respectively.

         As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the investment adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be approved annually by the Board of Directors.

         Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k) plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1995, the fund paid or accrued $46,876,000 under the Plan as compensation to dealers.

         The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

         The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income which it retains.

         To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities and other securities, but such other securities must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

         Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability. Distributions or investment company taxable income, including short-term capital gains, generally are taxable to the shareholders as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund's stock.

         The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or re-invested in shares, is taxable to shareholders as long-term capital gains, regardless of the length a shareholder has held his shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be a taxable dividend to the shareholder, even though the distribution is economically a return of capital.

        Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

         If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the company or disposition of company shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

     The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company (the Transfer Agent); this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

     The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the- counter market are stated at the last reported sales price on the day of valuation; other securities and securities for which no sale was reported on that date, are stated at the last quoted bid price.

         Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained from a bond pricing service provided by a major dealer in bonds when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type.

         U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Advisor, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

          Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person, or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the Prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gains distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

         In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is that statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

         Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k) plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's Prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans for which Capital Guardian Trust Company serves as trustee or custodian.) Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. The cross-reinvestment of dividends and capital gain distributions will be at net asset value (without sales charge).
                              REDEMPTION OF SHARES

   REDEMPTIONS - The fund's Certificate of Incorporation permits the fund to direct the Transfer Agent to redeem the Common shares owned by any holder of capital stock of the fund if the value of such shares in the account of such holder is less than the required minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

         There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

         As of the end of the fund's most recent fiscal year, amounts held in certain equity and debt securities of some of its regular brokers and dealers were as follows: American Express Co., $15,722,000 (equity); Bankers Trust New York Corp., $69,825 (equity); General Electric Co., $96,876,000 (equity); J.P. Morgan & Co. Inc., $160,500,000 (equity); American Express Credit Corp., $67,813 (debt); and General Electric Capital Corp., $122,830.

         Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the years ended December 31, 1995, 1994, and 1993 amounted to $13,534,000, $8,999,000 and $11,089,000, respectively.

                              GENERAL INFORMATION

   CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian, pursuant to sub-custodial arrangements, in non-U.S. banks or non-U.S. branches of U.S. banks.

   INDEPENDENT ACCOUNTANT - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

   REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent accountants, Price Waterhouse LLP.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

   THE WARRANTS OF THE FUND - On December 31, 1995, there were outstanding 38,378 option warrants, unlimited in time, to purchase shares of the fund. As originally issued in 1933 in exchange for shares of a predecessor trust, each warrant permitted the purchase of one share of the fund at $115 per share. By reason of adjustments for stock dividends and stock splits, each outstanding warrant now represents an option to purchase approximately 21.940 shares at approximately $5.242 per share, and, if all warrants were exercised, approximately 842,013 shares would be issued. Whenever the offering price of the fund's shares exceeds the price at which shares may be purchased by the exercise of warrants, the holders of such warrants may, by exercising their options, purchase shares at a price lower than the offering price of shares. No warrants are currently owned by officers or directors of the fund.

     The financial statements, including the investment portfolio and the report of Independent Auditors, contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- DECEMBER 31, 1995



Net asset value and redemption price per share          $21.61
(Net assets divided by shares outstanding)



Maximum offering price per share                        $22.93
(100/94.25 of net asset value per share, which
takes into account the fund's current maximum
sales charge)


                               INVESTMENT RESULTS

         The fund's yield is 2.34% based on a 30-day (or one month) period ended December 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

         The fund's total return over the past year and average annual total returns for the five- and ten-year periods ending on December 31, 1995 were 23.10%, 13.25% and 13.45%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

     To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one-, five-, ten-year and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

         The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

     The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the company will provide lifetime average total return figures.

         The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

         The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

     The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the company may, from time to time, refer to results published in various newspapers or periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

     The fund may from time to time compare its investment results with the following:

     (1) Average of Savings Institution deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     The company may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

   EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 94 of the 115 periods.

     Note that past results are not an indication of future investment results. Also, the company has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

         The investment results set forth below were calculated as described in the fund's Prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objectives and policies.

     The investment results set forth below were calculated as described in the fund's Prospectus.

                       ICA VS. VARIOUS UNMANAGED INDICES

10-Year           ICA           DJIA/1/        S&P 500/2/           Average
Periods                                                             Savings
1/1 -12/31                                                          Account/3/



1986 - 1995       +253%         +360%          +299%                +   69%

1985 - 1994       + 261         + 349          + 282                +   77

1984 - 1993       + 284         + 333          + 301                +   88

1983 - 1992       + 314         + 367          + 346                +   99

1982 - 1991       + 417         + 452          + 404                + 112

1981 - 1990       + 312         + 328          + 267                + 122

1980 - 1989       + 396         + 426          + 402                + 125

1979 - 1988       + 357         + 340          + 352                + 125

1978 - 1987       + 362         + 289          + 313                + 125

1977 - 1986       + 327         + 221          + 264                + 125

1976 - 1985       + 355         + 211          + 281                + 123

1975 - 1984       + 362         + 237          + 297                + 119

1974 - 1983       + 255         + 154          + 175                + 113

1973 - 1982       + 146         +   75         +   91               + 106

1972 - 1981       + 113         +   63         +   87               +   95

1971 - 1980       + 147         +   86         + 125                +   85

1970 - 1979       + 109         +   66         +   77               +   79

1969 - 1978       +   57        +   32         +   36               +   75

1968 - 1977       +   60        +   39         +   42               +   72

1967 - 1976       + 111         +   90         +   90               +   69

1966 - 1975       +   65        +   30         +   38               +   67

1965 - 1974       +  55         +     3        +   13               +   63

1964 - 1973       + 119         +   60         +   79               +   60

1963 - 1972       + 223         + 123          + 158                +   57

1962 - 1971       + 142         +   74         +   98               +   55

1961 - 1970       + 155         +   94         + 119                +   52

1960 - 1969       + 160         +   67         + 112                +   50


/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

             THE BENEFITS OF SYSTEMATIC INVESTING IN ICA..........




An initial investment of $1,000 in ICA on January 1 would have grown to these amounts over the past 10, 20, 30, and 40 years:

10  years            20 years           30 years           40 years
(1/1/86 -           (1/1/76 -          (1/1/66 -          (1/1/56 -
12/31/95)           12/31/95)          12/31/95)          12/31/95)
$ 3,533            $ 17,044           $ 29,809            $ 97,402





$1,000 invested in ICA followed by annual $500 investments (all investments made on
January 1) would have grown to these amounts over the past 10, 20, 30, 40 years:


10  years            20 years           30 years           40 years
(1/1/86 -           (1/1/76 -          (1/1/66 -          (1/1/56 -
12/31/95)           12/31/95)          12/31/95)          12/31/95)
$ 12,099            $ 67,543           $ 184,617          $ 546,242





$2,000 invested in ICA on January 1 of each year would have grown to these amounts over the past 5, 10, 20 and 30 years:

5  years            10 years           20 years           30 years
(1/1/91 -           (1/1/86 -          (1/1/76 -          (1/1/66 -
12/31/95)           12/31/95)          12/31/95)          12/31/95)
$ 14,351            $ 41,331           $ 236,759          $ 680,867





                 SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM....


If you had invested                Periods              ... and taken all
$10,000 in ICA                    1/1-12/31             distributions in shares,
this many years ago...                                  your investment would
 Number                                                 have been worth this
 of Years                                               much at December 31, 1995
                                                         Value



 1                                   1995                $ 12,310

 2                              1994 - 1995              12,332

 3                              1993 - 1995              13,764

 4                              1992 - 1995              14,722

 5                              1991 - 1995              18,628

 6                              1990 - 1995              18,760

 7                              1989 - 1995              24,276

 8                              1988 - 1995              27,513

 9                              1987 - 1995              29,020

 10                             1986 - 1995              35,327

 11                             1985 - 1995              47,113

 12                             1984 - 1995              50,238

 13                             1983 - 1995              60,394

 14                             1982 - 1995              80,752

 15                             1981 - 1995              81,476

 16                             1980 - 1995              98,774

 17                             1979 - 1995              117,756

 18                             1978 - 1995              134,985

 19                             1977 - 1995              131,519

 20                             1976 - 1995              170,439

 21                             1975 - 1995              230,928

 22                             1974 - 1995              189,418

 23                             1973 - 1995              157,587

 24                             1972 - 1995              182,563

 25                             1971 - 1995              213,672

 26                             1970 - 1995              219,137

 27                             1969 - 1995              195,788

 28                             1968 - 1995              228,992

 29                             1967 - 1995              295,147

 30                             1966 - 1995              298,082




Results of a $10,000 investment in ICA/a/ with capital gain distributions taken in shares
(For the lifetime of the company January 1, 1934 through December 31, 1995)

          TOTAL VALUE ASSUMING                       CAPITAL VALUE ASSUMING
           DIVIDENDS REINVESTED                              DIVIDENDS IN CASH

Year      Dividends      Value of            Dividends           Value of
Ended     Reinvested     Investment          Taken in            Investment
12/31     During Year    at Year-End         Cash                at Year-End



1934      ---            $11,822             ---                 $11,822

1935      ---            21,643              ---                 21,643

1936      $398           31,560              $398                31,042

1937      1,006          19,424              976                 18,339

1938      181            24,776              170                 23,174

1939      536            24,986              498                 22,860

1940      891            24,384              806                 21,460

1941      1,262          22,590              1,089               18,816

1942      1,186          26,376              969                 20,893

1943      1,101          35,019              861                 26,861

1944      1,242          43,193              942                 32,130

1945      1,191          59,091              878                 42,948

1946      1,775          57,692              1,277               40,686

1947      2,409          58,217              1,672               39,332

1948      2,685          58,430              1,785               37,714

1949      2,661          63,941              1,689               39,436

1950      3,152          76,618              1,911               45,185

1951      3,391          90,274              1,970               51,159

1952      3,535          101,293             1,974               55,305

1953      3,927          101,747             2,113               53,362

1954      4,104          158,859             2,127               80,780

1955      5,124          199,215             2,579               98,530

1956      5,608          220,648             2,748               106,303

1957      6,228          194,432             2,969               90,911

1958      6,546          281,479             3,028               128,040

1959      7,013          321,419             3,161               142,882

1960      8,139          335,998             3,582               145,597

1961      8,383          413,552             3,603               175,370

1962      9,122          358,800             3,831               148,178

1963      9,620          440,900             3,936               177,833

1964      10,708         512,591             4,285               202,346

1965      12,112          650,689            4,742               251,553

1966      15,516         657,093             5,946               248,034

1967      18,359         846,941             6,869               312,473

1968      22,628         990,640             8,270               356,572

1969      25,318         884,824             9,024               309,611

1970      27,305         908,018             9,438               307,421

1971      28,565         1,062,651           9,569               349,727

1972      29,917         1,231,087           9,750               394,701

1973      33,353         1,024,067           10,569              317,911


                 Results of a $10,000 investment in ICA (cont.)

          TOTAL VALUE ASSUMING                       CAPITAL VALUE ASSUMING
           DIVIDENDS REINVESTED                              DIVIDENDS IN CASH

Year      Dividends      Value of            Dividends           Value of
Ended     Reinvested     Investment          Taken in            Investment
12/31     During Year    at Year-End         Cash                at Year-End



1974      52,187         840,310             15,908              245,526

1975      49,800         1,137,660           14,318              317,655

1976      46,441         1,474,369           12,804              398,099

1977      49,838         1,436,402           13,279              374,307

1978      55,969         1,647,483           14,386              414,421

1979      69,960         1,963,310           17,347              475,669

1980       91,302        2,380,187           21,746              552,242

1981      115,901        2,401,091           26,420              530,864

1982      146,105        3,211,997           31,589              670,590

1983      147,156        3,859,712           30,264              774,518

1984      160,449        4,117,187           31,680              791,971

1985      174,890        5,491,890           33,152              1,017,904

1986      203,830        6,685,657           37,328              1,200,518

1987      267,489        7,049,178           47,452              1,220,928

1988      318,747        7,989,285            54,382             1,327,375

1989      370,835        10,338,589          60,741              1,652,751

1990      406,318        10,409,027          64,056              1,598,821

1991      320,422        13,171,892          48,721              1,969,876

1992      357,779        14,092,236          52,965              2,052,162

1993      374,395        15,729,365          54,005              2,234,153

1994      407,211        15,753,834          57,286              2,180,610

1995      450,124        20,578,696/b/       61,704              2,779,658/c/


   /a/ Results reflect payment of a sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results do not take into account income and capital gain taxes.

   /b/ The total "cost" of this investment ($10,000 plus $4,963,345 in reinvested dividends) was $4,973,345. Total value includes reinvested dividends and capital gain distributions totaling $6,542,011 taken in shares in the years 1936-1995.

   /c/ Capital Value includes capital gain distributions taken in shares (total $1,230,159) but does not include the amount of dividends received in cash ($933,537).



THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31,1995

EQUITY-TYPE SECURITIES                                                         Market           Percent

------------------------------------------                   Number of         Value            of Net

ENERGY                                                       Shares            (millions)       Assets

------------------------------------------                   ---------         ---------        ------

Energy Sources-6.78%

Amoco Corp.                                                  3,050,000         $219.219         .85

Atlantic Richfield Co.                                       375,000           41.531           .16

British Petroleum Co. PLC (American Depositary

 Receipts)                                                   500,000           51.063           .20

Chevron Corp.                                                1,850,000         97.125           .38

Mobil Corp.                                                  400,000           44.800           .17

Murphy Oil Corp.                                             2,075,000         86.113           .34

Phillips Petroleum Co.                                       6,000,000         204.750          .80

Royal Dutch Petroleum Co.

 (New York Registered Shares)                                3,655,000         515.811          2.01

Societe Nationale Elf Aquitaine (American

 Depositary Receipts)                                        514,741           18.917           .07

Texaco Inc.                                                  1,050,000         82.425           .32

TOTAL, Class B                                               1,329,458         89.570

TOTAL, Class B (American Depositary Receipts)                1,350,000         45.900           .53

Unocal Corp.                                                 4,400,000         128.150

Unocal Corp., $3.50 convertible preferred                    415,000           22.721           .59

USX-Marathon Group                                           4,700,000         91.650           .36



Utilities: Electric & Gas-0.98%

American Electric Power Company, Inc.                        600,000           24.300           .09

Entergy Corp.                                                3,400,000         99.450           .39

Houston Industries Inc.                                      1,500,000         36.375           .14

Long Island Lighting Co.                                     5,240,000         85.805           .33

Pacific Gas and Electric Co.                                 239,100           6.784            .03

                                                                               ---------        ---------

                                                                               1,992.459        7.76

                                                                               ---------        ---------

------------------------------------------

MATERIALS

------------------------------------------

Chemicals-1.93%

E.I. du Pont de Nemours and Co.                              5,250,000         366.844          1.43

Eastman Chemical Co.                                         400,000           25.050           .10

Great Lakes Chemical Corp.                                   250,000           18.000           .07

Imperial Chemical Industries PLC

 (American Depositary Receipts)                              100,000           4.675            .02

Monsanto Co.                                                 658,800           80.703           .31



Forest Products & Paper-1.31%

Georgia-Pacific Corp.                                        1,650,000         113.231          .44

International Paper Co.                                      800,000           30.300           .12

Louisiana-Pacific Corp.                                      2,500,000         60.625           .24

Weyerhaeuser Co.                                             3,050,000         131.913          .51



Metals: Nonferrous-1.54%

Alcan Aluminium Ltd.                                         1,000,000         31.125           .12

Aluminum Co. of America                                      3,233,500         170.971          .67

Freeport-McMoRan Copper & Gold Inc., Class B                 1,200,000         33.750           .13

Inco Ltd.                                                    2,046,000         68.030           .26

Phelps Dodge Corp.                                           600,000           37.350           .15

Western Mining Corp. Holdings Ltd.                           8,305,894         53.262           .21



Metals: Steel-0.56%

Bethlehem Steel Corp./1/                                     4,100,000         57.400           .22

USX-U.S. Steel Group                                         2,900,000         89.175           .34



                                                                               ---------        ------

                                                                               1,372.404        5.34

                                                                               ---------        ------

------------------------------------------

CAPITAL EQUIPMENT

------------------------------------------

Aerospace & Military Technology-2.43%

Boeing Co.                                                   1,950,000         152.831          .60

General Motors Corp., Class H                                3,354,200         164.775          .64

Litton Industries, Inc./1/                                   650,000           28.925           .11

Northrop Grumman Corp.                                       1,000,000         64.000           .25

Raytheon Co.                                                 1,900,000         89.775           .35

Sundstrand Corp.                                             875,000           61.578           .24

United Technologies Corp.                                    660,000           62.618           .24



Data Processing & Reproduction-2.78%

Apple Computer, Inc.                                         600,000           19.125           .07

Cisco Systems, Inc./1/                                       600,000           44.775           .17

Hewlett-Packard Co.                                          1,896,000         158.790          .62

International Business Machines Corp.                        2,175,000         199.556          .78

Oracle Corp./1/                                              2,250,000         95.344           .37

Tandem Computers Inc./1/                                     1,225,000         13.016           .05

Unisys Corp., $3.75 convertible preferred,

 Series A                                                    350,000           9.406            .04

Xerox Corp.                                                  1,270,000         173.990          .68



Electrical & Electronic-0.38%

General Electric Co.                                         1,345,500         96.876           .38



Electronic Components-1.13%

Intel Corp.                                                  2,000,000         113.500          .44

Motorola, Inc.                                               500,000           28.500           .11

Texas Instruments Inc.                                       2,870,000         148.522          .58



Energy Equipment-1.09%

Schlumberger Ltd.                                            3,450,000         238.913          .93

Western Atlas Inc./1/                                        800,000           40.400           .16



Industrial Components-0.51%

Dana Corp.                                                   1,421,500         41.579           .16

Goodyear Tire & Rubber Co.                                   830,000           37.661           .15

Rockwell International Corp.                                 1,000,000         52.875           .20



Machinery & Engineering-3.54%

Caterpillar Inc.                                             6,540,000         384.225          1.50

Cummins Engine Co., Inc.                                     1,041,800         38.547           .15

Deere & Co.                                                  8,250,000         290.812          1.13

Ingersoll-Rand Co.                                           700,000           24.587           .10

Mannesmann AG                                                420,000           133.529          .52

Parker Hannifin Corp.                                        1,100,000         37.675           .14



                                                                               ---------        ------

                                                                               3,046.705        11.86

                                                                               ---------        ------



------------------------------------------

CONSUMER GOODS

------------------------------------------

Automobiles-2.13%

Chrysler Corp.                                               1,000,000         55.375           .22

Daimler-Benz AG                                              110,000           55.287           .22

Ford Motor Co., Class A                                      8,243,316         239.056          .93

General Motors Corp.                                         3,025,000         159.947          .62

Toyota Motor Corp.                                           1,760,000         37.284           .14



Beverages & Tobacco-5.22%

Anheuser-Busch Companies, Inc.                               1,031,500         68.981           .27

PepsiCo, Inc.                                                2,450,000         136.894          .53

Philip Morris Companies Inc.                                 9,200,000         832.600          3.24

RJR Nabisco Holdings Corp.                                   4,600,000         142.025          .55

Seagram Co. Ltd.                                             4,600,000         159.275          .63



Food & Household Products-1.80%

Archer Daniels Midland Co.                                   2,900,000         52.200           .20

ConAgra, Inc.                                                1,900,000         78.375           .31

CPC International Inc.                                       980,000           67.252           .26

General Mills, Inc.                                          500,000           28.875           .11

H.J. Heinz Co.                                               750,000           24.844           .10

Nestle SA                                                    140,000           154.667          .60

Procter & Gamble Co.                                         550,000           45.650           .18

Ralston Purina Co.                                           152,800           9.531            .04





Health & Personal Care-6.75%

Abbott Laboratories                                          1,750,000         73.063           .28

American Home Products Corp.                                 1,350,000         130.950          .51

Avon Products, Inc.                                          950,000           71.606           .28

Bristol-Myers Squibb Co.                                     1,655,000         142.123          .55

Johnson & Johnson                                            1,140,000         97.613           .38

Kimberly-Clark Corp.                                         604,100           49.989           .19

Eli Lilly and Co.                                            2,900,000         163.125          .64

Merck & Co., Inc.                                            5,335,000         350.776          1.37

Pharmacia & Upjohn Inc.                                      2,247,500         87.091           .34

Pfizer Inc.                                                  4,600,000         289.800          1.13

Schering-Plough Corp.                                        1,846,000         101.068          .39

Warner-Lambert Co.                                           1,800,000         174.825          .69



Recreation & Other Consumer Products-0.47%

Duracell International Inc.                                  1,800,000         93.150           .36

Eastman Kodak Co.                                            400,000           26.800           .11





Textiles & Apparel-0.05%

VF Corp.                                                     300,000           15.825           .05

                                                                               ---------        ------

                                                                               4,215.922        16.42

                                                                               ---------        ------



------------------------------------------

SERVICES

------------------------------------------

Broadcasting & Publishing-4.99%

Capital Cities/ABC, Inc.                                     1,615,000         199.251          .78

Gannett Co., Inc.                                            480,200           29.472           .11

New York Times Co., Class A                                  2,250,000         66.656           .26

Tele-Communications, Inc., Series A,

 Liberty Media Group/1/                                      3,060,225         82.243           .32

Tele-Communications, Inc., Series A,

 TCI Group/1/                                                12,240,900        243.288          .95

Time Warner Inc.                                             9,081,000         343.943          1.34

Times Mirror Co., Series A                                   700,000           23.713

Times Mirror Co., $1.374 preferred equity

 redemption cumulative stock, Series B                       50,863            1.303            .10

Tribune Co.                                                  350,000           21.394           .08

U S WEST Media Group/1/                                      2,600,000         49.400           .19

Viacom Inc., Class B1                                        4,690,000         222.189          .86



Business & Public Services-3.59%

Browning-Ferris Industries, Inc.                             500,000           14.750           .06

Columbia/HCA Healthcare Corp.                                1,000,000         50.750           .20

Dun & Bradstreet Corp.                                       1,350,000         87.413           .34

Federal Express Corp./1/                                     1,250,000         92.344           .36

Interpublic Group of Companies, Inc.                         2,950,000         127.956          .50

Pitney Bowes Inc.                                            2,020,000         94.940           .37

United HealthCare Corp.                                      3,000,000         196.500          .77

WMX Technologies, Inc.                                       8,550,000         255.431          .99



Leisure & Tourism-1.46%

Darden Restaurants, Inc.                                     1,000,000         11.875           .05

Walt Disney Co.                                              4,304,600         253.971          .99

McDonald's Corp.                                             2,400,000         108.300          .42



Merchandising-2.48%

Gap, Inc.                                                    1,954,200         82.076           .32

May Department Stores Co.                                    600,000           25.350           .10

Melville Corp.                                               200,000           6.150            .02

J.C. Penney Co., Inc.                                        500,000           23.812           .09

Tandy Corp.                                                  416,532           17.286           .07

Toys 'R' Us, Inc./1/                                         3,450,000         75.038           .29

Wal-Mart Stores, Inc.                                        18,232,000        407.941          1.59



Telecommunications-5.44%

AirTouch Communications1                                     3,650,000         103.112          .40

Ameritech Corp.                                              1,900,000         112.100          .44

AT&T Corp.                                                   4,895,000         316.951          1.23

GTE Corp.                                                    1,250,000         55.000           .21

MCI Communications Corp.                                     9,325,000         243.616          .95

Pacific Telesis Group                                        3,900,000         131.137          .51

SBC Communications Inc.                                      300,000           17.250           .07

Sprint Corp.                                                 425,000           16.947           .07

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts)                              3,057,400         97.455           .38

U S WEST Communications Group                                2,700,000         96.525           .38

Vodafone Group PLC (American Depositary Receipts)            5,848,000         206.142          .80





Transportation: Airlines-0.40%

AMR Corp./1/                                                 900,000           66.825           .26

Delta Air Lines, Inc.                                        395,000           29.181           .11

Delta Air Lines, Inc., $3.50 convertible

 preferred, Class C                                          100,000           5.937            .03



Transportation: Rail & Road-1.44%

Burlington Northern Santa Fe Corp.                           250,000           19.500           .08

Conrail, Inc.                                                950,000           66.500           .26

CSX Corp.                                                    2,500,000         114.063          .44

Norfolk Southern Corp.                                       300,000           23.812           .09

Union Pacific Corp.                                          2,225,000         146.850          .57



                                                                               ---------        ------

                                                                               5,083.638        19.80

                                                                               ---------        ------

------------------------------------------

FINANCE

------------------------------------------

Banking-8.80%

H.F. Ahmanson & Co.                                          2,500,000         66.250           .26

Banc One Corp.                                               8,772,500         331.162          1.29

BankAmerica Corp.                                            3,850,000         249.288          .97

Bankers Trust New York Corp.                                 1,050,000         69.825           .27

Chase Manhattan Corp.                                        1,250,000         75.781           .30

Chemical Banking Corp.                                       2,500,000         146.875          .57

Citicorp                                                     1,100,000         73.975           .29

Citicorp, $5.375 convertible preferred,

 Series 13                                                   300,000           54.675           .21

Comerica Inc.                                                1,800,000         72.225           .28

Deutsche Bank AG                                             497,650           23.547           .09

First Chicago NBD Corp.                                      2,353,000         92.943           .36

First Fidelity Bancorporation                                1,350,000         101.756          .40

First Interstate Bancorp                                     1,375,000         187.687          .73

First Union Corp.                                            2,150,000         119.594          .47

Fleet Financial Group, Inc.                                  970,000           39.528           .15

Great Western Financial Corp.                                2,500,000         63.750           .25

J.P. Morgan & Co. Inc.                                       2,000,000         160.500          .63

National City Corp.                                          1,000,000         33.125           .13

NationsBank Corp.                                            1,200,000         83.550           .33

PNC Bank Corp.                                               3,642,000         117.455          .46

SunTrust Banks, Inc.                                         600,000           41.100           .16

U.S. Bancorp                                                 400,000           13.450           .05

Wachovia Corp.                                               900,000           41.175           .15



Financial Services-4.12%

American Express Co.                                         380,000           15.722           .06

Federal Home Loan Mortgage Corp.                             2,000,000         167.000          .65

Federal National Mortgage Assn.                              5,760,000         714.960          2.78

Student Loan Marketing Assn.                                 2,450,000         161.394          .63



Insurance-3.03%

Aetna Life and Casualty Co.                                  400,000           27.700           .11

Allstate Corp.                                               3,091,110         127.122          .50

American General Corp.                                       910,000           31.736           .12

American International Group, Inc.                           1,822,500         168.581          .66

CIGNA Corp.                                                  550,000           56.788           .22

General Re Corp.                                             567,800           88.009           .34

Lincoln National Corp.                                       1,050,000         56.437           .22

SAFECO Corp.                                                 2,850,000         98.325           .38

St. Paul Companies, Inc.                                     2,240,000         124.600          .48

                                                                               ---------        ------

                                                                               4,097.590        15.95

                                                                               ---------        ------



------------------------------------------

OTHER

------------------------------------------

Multi-Industry-2.46%

AlliedSignal Inc.                                            300,000           14.250           .06

Canadian Pacific Ltd.                                        1,500,000         27.188           .11

Hanson PLC                                                   3,525,477         10.539

Hanson PLC (American Depositary Receipts)                    9,000,000         137.250          .57

Minnesota Mining and Manufacturing Co.                       3,570,000         236.512          .92

Tenneco Inc.                                                 2,925,000         145.153          .57

Textron Inc.                                                 891,700           60.190           .23



Gold Mines -0.56%

Barrick Gold Corp.                                           2,000,000         52.750           .21

Newmont Mining Corp.                                         2,000,000         90.500           .35





Miscellaneous-1.77%

Equity-type securities in initial period of

 acquisition                                                                   453.054          1.77

                                                                               ---------        ------

                                                                               1,227.386        4.79

                                                                               ---------        ------



Total Equity-Type Securities (cost: $13,558.170

 million)                                                                      21,036.104       81.92

                                                                               ---------        ------







                                                             Principal

------------------------------------------                   Amount

BONDS & NOTES                                                (millions)

------------------------------------------                   ---------





U.S. Treasuries-6.44%

8.00% January 1997                                           $175.000          179.785          .70

6.875% April 1997                                            170.000           173.505          .68

6.375% June 1997                                             230.000           233.809          .91

5.75% October 1997                                           300.000           302.907          1.18

8.875% November 1997                                         25.000            26.609           .10

4.75% August 1998                                            300.000           296.484          1.15

5.125% November 1998                                         300.000           299.016          1.16

8.875% November 1998                                         25.000            27.371           .11

11.625% November 2004                                        30.000            42.459           .17

7.125% February 2023                                         62.000            70.893           .28

                                                                               ---------        ------

Total Bonds & Notes (cost: $1,633.233 million)                                 1,652.838        6.44

                                                                               ---------        ------

Total Investment Securities (cost: $15,191.403

 million)                                                                      22,688.942       88.36

                                                                               ---------        ------

------------------------------------------

SHORT-TERM SECURITIES

------------------------------------------

U.S. Treasury Short-Term Securities-3.19%

4.375%-7.50% due 1/31-11/15/96                               825.000           819.983          3.19

                                                                               ---------        ------



Corporate Short-Term Notes-6.67%

American Express Credit Corp. 5.47%-5.55%

 due 2/8-3/18/96                                             68.500            67.813           .26

Anheuser-Busch Companies, Inc. 5.55%-5.66%

 due 1/5-1/26/96                                             54.700            54.561           .21

AT&T Corp. 5.40%-5.75% due 1/8-4/4/96                        137.100           136.179          .53

BellSouth Telecommunications, Inc. 5.50%-5.70%

 due 1/11-2/13/96                                            40.000            39.833           .16

Chevron Oil Finance Co. 5.63%-5.77%

 due 1/30-2/12/96                                            125.200           124.457          .48

Coca-Cola Co. 5.52%-5.67% due 1/19-2/2/96                    81.300            80.971           .32

E.I. du Pont De Nemours and Co. 5.64%-5.73%

 due 1/3-1/26/96                                             96.600            96.299           .38

Emerson Electric Co. 5.66% due 1/25-1/30/96                  56.000            55.767           .22

Ford Motor Credit Corp. 5.62%-5.72% due 1/3-2/16/96          154.400           153.761          .60

General Electric Capital Corp. 5.50%-5.80%

 due 1/2-2/26/96                                             123.400           122.830          .48

H.J. Heinz Co. 5.70%-5.75% due 1/4-1/31/96                   89.500            89.205           .35

Hewlett-Packard Co. 5.42%-5.62% due 2/13-3/14/96             101.800           100.885          .39

Eli Lilly and Co. 5.50%-5.67% due 1/25-2/27/96               45.000            44.672           .17

Motorola, Inc. 5.57%-5.67% due 1/10-2/6/96                   114.178           113.711          .44

J.C. Penney Funding Corp. 5.65%-5.68%

 due 1/19-2/23/96                                            114.400           113.820          .44

PepsiCo, Inc. 5.52%-5.75% due 1/12-2/9/96                    103.100           102.638          .40

Procter & Gamble Co. 5.42%-5.66% due 1/9-3/8/96              112.900           112.305          .44

Xerox Corp. 5.67%-5.68% due 1/8-1/19/96                      103.700           103.485          .40



Federal Agency Discounts Notes-1.39%

Federal Farm Credit Bank 5.62% due 1/4/96                    23.300            23.285           .09

Federal Home Loan Bank 5.54%-5.62%

 due 1/22-2/28/96                                            130.455           129.677          .51

Federal Home Loan Mortgage Corp. 5.53%-5.66%

 due 1/16-2/20/96                                            116.800           116.197          .45

Federal National Mortgage Assn. 5.52%-5.67%

 due 1/9-2/14/96                                             87.250            86.872           .34



Total Short-Term Securities

 (cost: $2,892.879 million)                                                    2,889.206        11.25

Excess of cash and receivables over payables                                   100.170          .39

                                                                               ---------        ------

Total Short-Term Securities, Cash and Receivables,

 Net of Payables                                                               2,989.376        11.64

                                                                               ----------       ---------



Net Assets                                                                     $25,678.318      100.00%

                                                                               ==========       =========


/1/ Non-income-producing securities

See Notes to Financial Statements


Companies appearing in the portfolio
 since June 30, 1995
------------------------------------------

Aetna Life and Casualty
AlliedSignal
American Electric Power
Anheuser-Busch
Barrick Gold
Chase Manhattan
Federal Home Loan Mortgage
Gap
Great Lakes Chemical
Louisiana-Pacific
NationsBank
J.C. Penney
Seagram
Viacom


------------------------------------------
Companies eliminated from the portfolio
 since June 30, 1995
------------------------------------------

Baxter International
CBS
Hong Kong Telecommunications
Limited
LIN Broadcasting
Microsoft
Texas Utilities
The Investment Company of America



STATEMENT OF ASSETS AND LIABILITIES                                                 (dollars in

at December 31, 1995                                                                millions)

----------------------------------------                  -------------             -------------

Assets:

Investment securities at market

 (cost: $15,191.403)                                                                $22,688.942

Short-term securities at market

 (cost: $2,892.879)                                                                 2,889.206

Cash                                                                                .313

Receivables for-

 Sales of investments                                     $37.161

 Sales of fund's shares                                   36.879

 Dividends and accrued interest                           85.600                    159.640

                                                          -------------             -------------

                                                                                    25,738.101

Liabilities:

Payables for-

 Purchases of investments                                 24.023

 Repurchases of fund's shares                             26.103

 Management services                                      5.501

 Accrued expenses                                         4.156                     59.783

                                                          -------------             -------------

Net Assets at December 31, 1995-

 Equivalent to $21.61 per share on

 1,188,009,031 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--2,000,000,000 shares)                                               $25,678.318

                                                                                    =============





STATEMENT OF OPERATIONS                                                             (dollars in

for the year ended December 31, 1995                                                millions)

-----------------------------------------                 -------------             -------------

Investment Income:

Income:

 Dividends                                                $480.127

 Interest                                                 260.461                   $  740.588

                                                          -------------

Expenses:

 Management services fee                                  58.981

 Distribution expenses                                    46.876

 Transfer agent fee                                       19.172

 Reports to shareholders                                  1.628

 Registration statement and

  prospectus                                              .877

 Postage, stationery and supplies                         5.293

 Directors' fees                                          .410

 Auditing and legal fees                                  .124

 Custodian fee                                            .642

 Taxes (other than federal income tax)                    .293

 Other expenses                                           .197                      134.493

                                                          -------------             -------------

 Net investment income                                                              606.095

                                                                                    -------------

Realized Gain and Unrealized

  Appreciation on Investments:

 Net realized gain                                                                  1,026.204

 Net increase in unrealized

  appreciation on investments                                                       4,320.176

                                                                                    -------------

  Net realized gain and increase in

   unrealized appreciation on investments                                           5,346.380

                                                                                    -------------

Net Increase in Net Assets Resulting

 from Operations                                                                    $5,952.475

                                                                                    =============







----------------------------------------                  -------------             -------------

STATEMENT OF CHANGES IN NET ASSETS                        (dollars in

                                                          millions)

                                                          Year ended

                                                          December 31

                                                          1995                      1994

-----------------------------------------                 -------------             -------------

Operations:

Net investment income                                     $   606.095               $   542.887

Net realized gain on investments                          1,026.204                 628.471

Net increase (decrease) in unrealized

 appreciation on investments                              4,320.176                 (1,140.883)

                                                          -------------             -------------

 Net increase in net assets

 resulting from operations                                5,952.475                 30.475

                                                          -------------             -------------

Dividends and Distributions Paid

 to Shareholders:

Dividends from net investment income                      (556.505)                 (496.411)

Distributions from net realized

 gain on investments                                      (1,033.686)               (628.912)

                                                          -------------             -------------

 Total dividends and distributions                        (1,590.191)               (1,125.323)

                                                          -------------             -------------

Capital Share Transactions:

Proceeds from shares sold: 155,130,380

 and 149,158,039 shares, respectively                     3,118.719                 2,761.027

Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 69,096,019 and 56,628,397

 shares, respectively                                     1,453.606                 1,014.931

Cost of shares repurchased: 127,074,306

 and 130,005,029 shares, respectively                     (2,535.884)               (2,406.547)

                                                          -------------             -------------

 Net increase in net assets resulting from

  capital share transactions                              2,036.441                 1,369.411

                                                          -------------             -------------

Total Increase in Net Assets                              6,398.725                 274.563



Net Assets:

Beginning of year                                         19,279.593                19,005.030

                                                          -------------             -------------

End of year (including undistributed

 net investment income: $277.425

 and $227.698, respectively)                              $25,678.318               $19,279.593

                                                          =============             =============


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. The Investment Company of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Nonconvertible bonds and other long-term debt securities are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type.

     Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's Statement of Operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $642,000 includes $250,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $7,503,442,000, of which $7,769,282,000 related to appreciated securities and $265,840,000 related to depreciated securities. During the year ended December 31, 1995, the fund realized, on a tax basis, a net capital gain of $1,033,386,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $18,074,706,000 at December 31, 1995.

3. The fee of $58,981,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $46,876,000. As of December 31, 1995, accrued and unpaid distribution expenses were $3,912,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $19,172,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $14,773,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors and Advisory Board members of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred were $138,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. Option warrants are outstanding, which may be exercised at any time for the purchase of 842,013 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1995, the net assets of the fund would have been $25,682,731,000; the shares outstanding would have been 1,188,851,000; and the net asset value would have been equivalent to $21.60 per share. During the year ended December 31, 1995, no warrants were exercised for the purchase of fund shares.

5. As of December 31, 1995, accumulated excess distributions of net realized gain on investments were $345,000 and additional paid-in capital was $16,719,194,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $4,730,918,000 and $4,192,276,000, respectively, during the year ended December 31, 1995.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1995, such non-U.S. taxes were $7,046,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $59,000 for the year ended December 31, 1995.

     The fund reclassified $137,000 to undistributed net investment income from undistributed net realized gains for the year ended December 31, 1995 and $7,109,000 to undistributed net realized capital gain from paid in surplus.


PER-SHARE DATA AND RATIOS

                                         Year

                                         ended

                                         December

                                         31

                                         1995            1994            1993            1992            1991

                                         ---------       -------         -------         -------         -------

Net Asset Value, Beginning of

 Year                                    $17.67          $18.72          $17.89          $17.48          $14.52

                                         ---------       -------         -------         -------         -------

 Income from Investment

  Operations:

  Net investment income                  .52             .51             .54             .49             .51

  Net realized and unrealized

   gain (loss) on investments            4.83            (.48)           1.51            .71             3.27

                                         ---------       -------         -------         -------         -------

   Total income from

 investment operations                   5.35            .03             2.05            1.20            3.78

                                         ---------       -------         -------         -------         -------

 Less Distributions:

  Dividends from net investment

 income                                  (.50)           (.48)           (.47)           (.47)           (.44)

  Distributions from net

 realized gains                          (.91)           (.60)           (.75)           (.32)           (.38)

                                         ---------       -------         -------         -------         -------

   Total distributions                   (1.41)          (1.08)          (1.22)          (.79)           (.82)

                                         ---------       -------         -------         -------         -------

Net Asset Value, End of Year             $21.61          $17.67          $18.72          $17.89          $17.48

                                         =========       =======         =======         =======         =======



Total Return*                            30.63%          .16%            11.62%          6.99%           26.54%





Ratios/Supplemental Data:

  Net assets, end of year (in

 millions)                               $25,678         $19,280         $19,005         $15,428         $10,526

  Ratio of expenses to average

 net assets                              .60%            .60%            .59%            .58%            .59%

  Ratio of net income to average

 net assets                              2.70%           2.83%           3.03%           3.06%           3.29%

  Portfolio turnover -

 common stocks                           20.91%          17.94%          19.57%          7.23%           5.79%

  Portfolio turnover -

 investment securities                   20.37%          31.08%          17.57%          9.73%           6.21%


*This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America, Inc. (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
January 31, 1996


1995 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                     Dividends and Distributions per Share

To                        Payment Date              From Net         From Net         From Net
Shareholders                                        Investment       Realized         Realized
of Record                                           Income           Short-term       Long-term
                                                                     Gains            Gains

March 3, 1995             March 6, 1995             $0.12            -                -

June 2, 1995              June 5, 1995              0.12             -                -

September 1, 1995         September 5, 1995         0.12             -                -

December 15, 1995         December 18, 1994         0.14             $0.054           $0.856


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 64% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                            PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a)  Financial Statements:

 Included in Prospectus - Part A
  Financial Highlights

 Included in Statement of Additional Information - Part B
  Investment Portfolio Notes to Financial Statements
  Statement of Assets and Liabilities Per-Share Data and Ratios
  Statement of Operations Report of Independent Accountants
  Statement of Changes in Net Assets
 (b)  Exhibits:

 1. On file (see SEC files nos. 811-116 and 2-10811)

 2. On file (see SEC files nos. 811-116 and 2-10811)

 3. None.

 4. On file (see SEC files nos. 811-116 and 2-10811)

 5. On file (see SEC files nos. 811-116 and 2-10811)

 6. On file (see SEC files nos. 811-116 and 2-10811)

 7. None.

 8. On file (see SEC files nos. 811-116 and 2-10811)

    9. Form of Shareholder Service Agreement   between Registrant and American
Funds Service Company, as amended 1/1/95

 10. Not applicable to this filing.

 11. Consent of Independent Accountants

 12. None.

 13. None.

 14. On file (see SEC files nos. 811-116 and 2-10811)

 15. On file (see SEC files nos. 811-116 and 2-10811)

 16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC files nos. 811-116 and 2-10811)

    17. Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of December 31, 1995.

Title of Class              Number of Record-Holders



Common Stock                1,664,460
($1.00 par value)



ITEM 27. INDEMNIFICATION.

          Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.


     The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

     Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

     The By-Laws of the Registrant state:

     37A. The corporation shall indemnify its directors and officers, and may indemnify its employees and agents to the full extent permitted by the law of the State of Delaware; provided, however, that the corporation shall not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct"). The corporation shall indemnify any of its directors or officers against any liability to the corporation or to its stockholders if:

 (1) a court or other body before whom a proceeding relating to liability was brought renders a final decision on the merits finding such director or officer not liable by reason of disabling conduct or

 (2) in the absence of such a decision either:

  (a) a majority of a quorum of directors, who are neither interested persons of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or

  (b) independent legal counsel in a written opinion makes a reasonable determination, based on a review of the facts, that such director or officers is not liable by reason of disabling conduct.

     The corporation may advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any such proceeding, provided that such director or officer undertakes to repay any advance unless a determination is made pursuant to the procedures set forth herein that such indemnification is proper. As a condition to such an advance
(i) the director or officer shall provide security for his undertaking; (ii) the corporation shall be insured against losses arising by reason of any lawful advance; or (iii) a majority of a quorum of the directors, who are neither 'Interested persons' of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

  (b)

       (1)                            (2)                       (3)

       Name and Principal             Positions and Offices     Positions and Offices
          Business Address              with Underwriter           with Registrant



#      David A. Abzug                 Assistant Vice President   None



       John A.  Agar                  Regional Vice President   None
        1501 N.  University Drive
        Little Rock, AR 72207



       Robert B. Aprison              Regional Vice President   None
       2983 Bryn Wood Drive
       Madison, WI 53711



#      Richard Armstrong              Assistant Vice President   None



*      William W. Bagnard             Vice President            None



       Steven L. Barnes               Vice President            None
       8000 Town Line Avenue
       South
       Suite 204
       Minneapolis, MN 55438



       Michelle A. Bergeron           Regional Vice President   None
       1190 Rockmart Circle
       Kennesaw, GA 30144



       Joseph T. Blair                Vice President            None
       27 Drumlin Road
       West Simsbury, CT 06092

       John A. Blanchard              Regional Vice President   None
       6421 Aberdeen Road
       Mission Hills, KS 66208

       Ian B. Bodell                  Vice President            None
       3100 West End Avenue, Suite
       870
       Nashville, TN 37215



       Michael L. Brethower           Vice President            None
       108 Hagen Court
       Georgetown, TX 78628



       C. Alan Brown                  Regional Vice President   None
       4619 McPherson Avenue
       St. Louis, MO 63108



*      Daniel C. Brown                Director and              None
                                      Senior Vice President



@      J. Peter Burns                 Vice President            None



       Brian C. Casey                 Regional Vice President   None
       9508 Cable Drive
       Kensington, MO 20895



       Victor C. Cassato              Vice President            None
       999 Green Oaks Drive
       Littleton, CO  80121



       Christopher J. Cassin          Regional Vice President   None
       231 Burlington
       Clarendon Hills, IL 60514



       Denise M. Cassin               Regional Vice President   None
        1425 Vallejo, #203
        San Francisco, CA 94109



*      Larry P. Clemmensen            Director and Treasurer    None



*      Kevin G. Clifford              Senior Vice President     None



       Ruth M. Collier                Vice President            None
       145 West 67th Street, Suite
       12K
       New York, NY 10023



       Thomas E. Cournoyer            Vice President            None
       2333 Granada Blvd.
       Coral Gables, FL  33134



       Douglas A. Critchell           Vice President            None
       4116 Woodbine St.
       Chevy Chase, MD 20815



*      Carl D. Cutting                Vice President            None



       Michael A. Dilella             Vice President            None
       P.O. Box 661
       Ramsey, NJ 07446



       G. Michael Dill                Senior Vice President     None
       3622 E. 87th Street
       Tulsa, OK  74137



       Kirk D. Dodge                  Regional Vice President   None
       2617 Salisbury Road
       Ann Arbor, MI 48103



       Peter J. Doran                 Senior Vice President     None
       1205 Franklin Avenue
       Garden City, NY 11530



*      Michael J. Downer              Secretary                 None



       Robert W. Durbin               Vice President            None
       74 Sunny Lane
       Tiffin, OH 44883



&      Lloyd G. Edwards               Vice President            None



*      Paul H. Fieberg                Senior Vice President     None



       John Fodor                     Regional Vice President   None
       15 Latisquama Road
       Southborough, MA 01772



*      Mark P. Freeman, Jr.           President and Director    None



       Clyde E. Gardner               Vice President            None
       Route 2, Box 3162
       Osage Beach, MO 65065



#      Evelyn K. Glassford            Vice President            None



       Jeffrey J. Greiner             Regional Vice President   None
       5898 Heather Glen Court
       Dublin, OH 43017



*      Paul G. Haaga, Jr.             Director                  None



       David E. Harper                Vice President            None
       R.D. 1, Box 210, Rte. 519
       Frenchtown, NJ 08825



       Ronald R. Hulsey               Regional Vice President   None
       6744 Avalon
       Dallas, TX 75214



*      Robert L. Johansen             Vice President and        None
                                      Controller



       Michael J.  Johnston           Chairman of the Board     None
        630 Fifth Avenue, 36th
       Floor
        New York, NY
       10111-0121



       V. John Kriss                  Senior Vice President     None
        P.O. Box 274
        Surfside, CA 90743



       Arthur J. Levine               Vice President            None
       12558 Highlands Place
       Fishers, IN 46038



#      Karl A. Lewis                  Assistant Vice President   None



       T. Blake Liberty               Regional Vice President   None
       12585-E East Tennessee
       Circle
       Aurora, CO 80012



*      Susan G.  Lindgren             Vice President - Institutional    None
                                      Investment Services Division



       Stephen A. Malbasa             Regional Vice President   None
       13405 Lake Shore Blvd.
       Cleveland, OH 44110



       Steven M. Markel               Senior Vice President     None
       5241 South Race Street
       Littleton, CO 80121



*      John C. Massar                 Senior Vice President     None



*      E. Lee McClennahan             Senior Vice President     None



       Laurie B.  McCurdy             Regional Vice President   None
        6008 E.  Anderson Drive
        Scottsdale, AZ 85255



%      John V. McLaughlin             Senior Vice President     None



       Terry W. McNabb                Vice President            None
       2002 Barrett Station Road
       St. Louis, MO 63131



*      R. William Melinat             Vice President - Institutional   None
                                      Investment Services Division



       David R. Murray                Regional Vice President   None
       25701 S.E. 32nd Place
       Issaquah, WA 98027



       Stephen S. Nelson              Vice President            None
       7215 Trevor Road
       Charlotte, NC  28226



*      Barbara G. Nicholich           Assistant Vice President-   None
                                      Institutional Investment
                                      Services Division



       William E.  Noe                Regional Vice President   None
        304 River Oaks Road
        Brentwood, TN 37027



       Peter A.  Nyhhus               Regional Vice President   None
        3084 Wilds Ridge Court
        Prior Lake, MN 55372



       Eric P.  Olson                 Regional Vice President   None
        62 Park Drive
        Glenview, IL 60025



       Frederic Phillips              Regional Vice President   None
       32 Ridge Avenue
       Newton Centre, MA 02159



#      Candance D. Pilgrim            Assistant Vice President   None



       Carl S.  Platou                Regional Vice President   None
        4021 96th Avenue, SE
        Mercer Island, WA 98040



*      John.  O.  Post, Jr.           Vice President            None



       Steven J. Reitman              Vice President            None
       212 The Lane
       Hinsdale, IL  60521



       Brian A. Roberts               Regional Vice President   None
       12025 Delmahoy Drive
       Charlotte, NC 28277



       George S. Ross                 Vice President            None
       55 Madison Avenue
       Morristown, NJ 07960



*      Julie D. Roth                  Vice President            None



*      James F.  Rothenberg           Director                  None



       Douglas F.  Rowe               Regional Vice President   None
        30309 Oak Tree Drive
        Georgetown, TX 78628



       Christopher Rowey              Regional Vice President   None
        9417 Beverlywood Street
        Los Angeles, CA 90034



       Dean B. Rydquist               Vice President            None
        1080 Bay Pointe Crossing
        Alpharetta, GA 30202



       Richard R. Samson              Vice President            None
       4604 Glencoe, Ave., No. 4
       Marina del Rey, CA 90292



       Joe D.  Scarpitti              Regional Vice President   None
        25760 Kensington Drive
        Westlake, OH 44145



*      R. Michael Shanahan            Director                  Senior Vice President



       David W. Short                 Senior Vice President     None
       Suite 212
       1000 RIDC Plaza
       Pittsburgh, PA   15238-2941



*      Victor S. Sidhu                Vice President -          None
                                      Institutional Investment
                                      Services Division



       William P. Simon, Jr.          Vice President            None
       554 Canterbury Lane
       Berwyn, PA 19312



*      John C. Smith                  Vice President -          None
                                      Institutional Investment
                                      Services Division



*      Mary E.  Smith                 Assistant Vice President -    None
                                      Institutional Investment
                                      Services Division



       Rodney G. Smith                Regional Vice President   None
       2350 Lakeside Blvd., #850
       Richardson, TX 75082



       Nicholas D. Spadaccini         Regional Vice President   None
        855 Markley Woods Way
        Cincinnati, OH 45230



       Daniel S. Spradling            Senior Vice President     None
        #4 West Fourth Ave.,
       Suite 406
        San Mateo, CA 94402



       Thomas A.  Stout               Regional Vice President   None
        2603 Kresson Place
        Bowie, MD 20715



       Craig R. Strauser              Regional Vice President   None
       17040 Summer Place
        Lake Oswego, OR 97035



       Francis N.  Strazzeri          Regional Vice President   None
        31641 Saddletree Drive
        Westlake Village, CA
       91361



#      James P. Toomey                Assistant Vice President   None



&      Christopher E. Trede           Assistant Vice President   None



       George F. Truesdail            Vice President            None
       400 Abbotsford Court
       Charlotte, NC 28270



       Scott W. Ursin-Smith           Regional Vice President   None
       606 Glenwood Avenue
       Mill Valley, CA  94941



@      Andrew J. Ward                 Vice President            None



*      David M. Ward                  Assistant Vice President -   None
                                      Institutional Investment
                                      Services Division



       Thomas E. Warren               Regional Vice President   None
       4001 Crockers Lake Blvd.,
       #1012
       Sarasota, FL 34238



#      J. Kelly Webb                  Senior Vice President     None



       Gregory J. Weimer              Regional Vice President   None
       125 Surrey Drive
       Danonsburg, PA  15317



#      Timothy W. Weiss               Director                  None



**     N. Dexter Williams             Vice President            None



       Timothy J. Wilson              Regional Vice President   None
       113 Farmview Place
       Venetia, PA  15367



@      Marshall D. Wingo              Senior Vice President     None



*      Robert L. Winston              Director and              None
                                      Senior Vice President



       William R.  Yost               Regional Vice President   None
        9320 Overlook Trail
        Eden Prairie, MN 55437



       Janet M. Young                 Regional Vice President   None
       1616 Vermont
       Houston, TX 77006


* Business Address, 333 South Hope Street, Los Angeles, CA  90071

** Business Address, Four Embarcadero, Suite 1800, San Francisco, CA  94111

# Business Address, 135 South State College Blvd., Brea, CA  92621

% Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

& Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

      Accounts, books and other records required by rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of the company and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

     Records covering shareholder accounts are maintained and kept by the Transfer Agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

     Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

   (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of February, 1996.

                            THE INVESTMENT COMPANY OF AMERICA

                            By   /s/ Jon B. Lovelace, Jr.
                            (Jon B. Lovelace, Jr., Chairman of the Board)
 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 26, 1996, by the following persons in the capacities indicated.

               SIGNATURE                              TITLE
(1)   Principal Executive Officer:

      William C. Newton*
      (William C. Newton)                        President and Director

(2)   Principal Financial Officer and
      Principal Accounting Officer:

      /s/  Steven N. Kearsley
      (Steven N. Kearsley)                      Treasurer

(3)   Directors:

      Charles H. Black*                         Director
      John F. Bookout.*                         Director
      Ann S. Bowers*                            Director
      Malcolm R. Currie*                        Director

      /s/  Jon B. Lovelace, Jr.
      (Jon B. Lovelace, Jr.)                    Chairman of the Board

      John G. McDonald*                         Director
      Bailey Morris-Eck*                        Director
      William C. Newton*                        President and Director
      James W. Ratzlaff*                        Executive Vice President and
                                                 Director
      Olin C. Robison*                          Director

 *By  /s/  Vincent P. Corti
      (Vincent P. Corti, Attorney-in-Fact)

     (continued...)

     Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
                   /s/ Michele Y. Yang
                   (Michele Y. Yang)